Filed electronically with the Securities and Exchange Commission on August 4, 2008

                                                              File No. 333-43815
                                                              File No. 811-08599

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /___/

                           Pre-Effective Amendment No.                  /___/
                         Post-Effective Amendment No. 30                / X /
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                 /___/

                                Amendment No. 31                        / X /

                                DWS EQUITY TRUST
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

                    345 Park Avenue, New York, NY 10154-0004
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 454-6778
                                                           --------------

                   John Millette, Vice President and Secretary
                                One Beacon Street
                                Boston, MA 02108
                                ----------------
                     (Name and Address of Agent for Service)

                         Copy to: Cathy G. O'Kelly, Esq.
                              David A. Sturms, Esq.
                     Vedder, Price, Kaufman & Kammholz, P.C.
                            222 North LaSalle Street
                                Chicago, IL 60601

It is proposed that this filing will become effective (check appropriate box):

/___/    Immediately upon filing pursuant to paragraph (b)
/___/    On __________________ pursuant to paragraph (b)
/___/    60 days after filing pursuant to paragraph (a)(1)
/___/    On __________________ pursuant to paragraph (a)(1)
/___/    75 days after filing pursuant to paragraph (a)(2)
/___/    On __________________ pursuant to paragraph (a)(2) of Rule 485
/ X /    On September 22, 2008 pursuant to paragraph (a)(3) of Rule 485

/___/    If appropriate, check the following box:
         This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                EXPLANATORY NOTE

This Post-Effective Amendment contains the Prospectuses and Statements of Additional Information relating to the following series of the Registrant:

o    DWS Select Alternative Allocation Fund - Classes A, C, Institutional and S

This Post-Effective Amendment is not intended to update or amend any other Prospectuses or Statements of Additional Information of the Registrant's other series or classes.

                                [________, 2008]







                                   PROSPECTUS
                              ------------------
                                CLASSES A AND C

                     DWS SELECT ALTERNATIVE ALLOCATION FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

CONTENTS




HOW THE FUND WORKS
  4      The Fund's Main Investment
         Strategy
  8      The Main Risks of Investing in
         the Fund
 20      The Fund's Performance
         History
 21      How Much Investors Pay
 23      Other Policies and Risks
 24      Who Manages and Oversees
         the Fund
 26      Financial Highlights


HOW TO INVEST IN THE FUND
 28      Choosing a Share Class
 33      How to Buy Class A and C
         Shares
 34      How to Exchange or Sell
         Class A and C Shares
 37      Policies You Should Know
         About
 48      Understanding Distributions
         and Taxes
 52      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASSES A AND C shares are generally intended for investors seeking the advice and assistance of a financial advisor.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the Web site does not form a part of this prospectus).

                                             Class A    Class C
  fund number

    DWS SELECT ALTERNATIVE ALLOCATION FUND



            THE FUND'S MAIN INVESTMENT STRATEGY


            The fund seeks capital appreciation. The fund seeks to achieve its objective by investing in alternative asset categories.

            The fund is a fund-of-funds, which means its assets are invested in a combination of other DWS funds, certain other securities and derivative instruments. The fund may also invest in securities of Exchange Traded Funds ("ETFs") when the desired economic exposure to a particular asset category or investment strategy is not available through a DWS fund (ETFs and DWS funds, collectively referred to as "underlying funds"). The fund may allocate its assets among underlying funds that emphasize alternative or non-traditional asset categories or investment strategies. Alternative or non-traditional asset categories and investment strategies generally may have a low correlation with the broad US stock and bond markets. The fund allocates its assets among underlying funds that emphasize the following strategies and/ or asset categories: market neutral, inflation-protection, commodities, real estate, floating rate loans, infrastructure and emerging markets.

            The fund may make allocations ranging from approximately 0 to 30% of its assets to the following underlying funds:

            - DWS Commodity Securities Fund. The fund's investment objective is capital appreciation. The fund seeks to achieve its investment objective by focusing on commodities-related securities and equity-related securities, including commodities-related structured notes and similar instruments, that the fund's Advisor believes are undervalued but have favorable prospects for appreciation. The fund is designed for investors who seek to diversify their overall portfolios by adding exposure to the commodities markets.


4 | DWS Select Alternative Allocation Fund

            - DWS Disciplined Market Neutral Fund. The fund seeks capital appreciation independent of stock market direction. It pursues its objective by investing, under normal circumstances, in long and short positions of common stock of large US companies. The managers buy, or take, long positions in common stock that the managers believe are undervalued and sell, or take, short positions in common stock that the managers believe are overvalued. The fund's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions under normal circumstances. By employing this market neutral strategy, the fund seeks to limit the fund's volatility relative to movements in the overall stock market (that is, the fund's price movements are not expected to correlate closely with the market's price movements). The managers attempt to achieve returns for the fund that exceed the return on an investment in 3-month US Treasury Bills.

            - DWS Emerging Markets Equity Fund. The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund invests primarily in common stocks. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

            - DWS Emerging Markets Fixed Income Fund. The fund seeks to provide high current income and, secondarily, long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as "junk bonds") and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer's securities are traded mainly in an emerging market, the issuer is organized under the laws of an emerging market country or is a company with more than half of its business in emerging markets) or the return on which is derived primarily from emerging markets. The fund considers


                                     DWS Select Alternative Allocation Fund  | 5

               "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. Historically, the managers have tended to emphasize Latin America, but may also invest in Asia, Africa, the Middle East and Eastern Europe. To help manage risk, the fund invests at least 65% of total assets in US dollar-denominated securities. The fund also does not invest more than 40% of total assets in any one country. The fund may invest up to 20% of net assets in debt securities from developed markets and up to 20% of net assets in US debt securities including those that are rated below investment-grade.

            - DWS Floating Rate Plus Fund. The fund seeks to provide high current income. The fund invests, under normal market conditions, at least 80% of its total assets in adjustable rate loans that have a senior right to payment ("Senior Loans") and other floating rate debt securities. The fund may also borrow money in an amount up to 33 1/3% of the fund's total assets for a range of purposes, including to create investment leverage.

            - DWS Gold & Precious Metals Fund. The fund seeks maximum return (principal change and income). The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to gold, silver, platinum or other precious metals, and in gold coin and bullion directly. These companies may be involved in activities such as exploration, mining, fabrication, processing and distribution. While the fund invests mainly in common stocks, it may invest up to 20% of net assets in high-quality debt securities of companies in precious metals and minerals operations, and debt securities whose return is linked to precious metals prices. The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

6 | DWS Select Alternative Allocation Fund

            - DWS Inflation Protected Plus Fund. The fund seeks to provide maximum inflation-adjusted return, consistent with preservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and corporations, and in derivatives related to these securities. The fund may invest the remaining portion of its assets in other types of fixed-income securities, cash or cash equivalents. In an attempt to enhance return, the fund also employs a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term and medium-term mispricings within global and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and over-the-counter forward currency contracts, and is expected to have a low correlation to the fund's investments in inflation-indexed bonds.

            - DWS RREEF Global Infrastructure Fund. The fund seeks total return from both capital appreciation and current income through investment in a global portfolio of securities of infrastructure-related companies. Under normal circumstances, the fund invests at least 80% of its net assets in the securities of US and non-US infrastructure-related companies. The fund considers a company to be an infrastructure-related company if at least 50% of its assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets. Under normal circumstances, the fund invests principally in equity securities, though the fund may also invest in fixed-income securities without limitation. The fund may invest in common and preferred stock (including convertible


                                     DWS Select Alternative Allocation Fund  | 7
               securities), rights or warrants to purchase common stock, debt securities and listed limited partnership interests. Under normal circumstances, the majority of the fund's assets are invested in securities of issuers organized or located outside the US or doing a substantial amount of business outside the US. The fund allocates its assets among various regions and countries, including exposure to emerging market countries.

            - DWS RREEF Global Real Estate Securities Fund. The fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation. The fund seeks to achieve this objective by investing primarily in publicly listed real estate investment trusts (REITs) and real estate operating companies on a global basis. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in the equity securities of REITs and real estate operating companies listed on recognized stock exchanges around the world. Equity securities include common stock, preferred stock and securities convertible into common stock.

            To maintain the target allocation, the fund will be rebalanced periodically. The portfolio managers may change the target allocation from time to time based on market conditions.

            From time to time, the underlying funds may be evaluated on their continued ability to deliver strong performance. To maintain the investment integrity of the fund, alternate underlying funds may be added to obtain exposure to new asset categories or strategies, to replace underperforming underlying funds or to enhance returns.

            The portfolio managers may evaluate the possibility of adding additional asset categories over time. A new asset category would be added if the portfolio managers determine that it will bring enhanced returns or additional diversification to the fund. Investments in new asset categories will be implemented using existing DWS funds or ETFs.

            THE MAIN RISKS OF INVESTING IN THE





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors interested in an investment that seeks capital appreciation through investment primarily in a diverse group of DWS funds.









8 | DWS Select Alternative Allocation Fund

            FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            The fund's allocations among the underlying funds will change over time, causing corresponding changes in the portfolio's risk profile.

            ASSET ALLOCATION RISK. Although asset allocation among different asset categories generally reduces risk and exposure to any one category, the risk remains that the Advisor may favor an asset category that performs poorly relative to other asset categories. To the extent that alternative asset categories underperform the general stock market, the fund would perform poorly relative to a fund invested primarily in the general stock market.

            UNDERLYING FUND INVESTMENT RISK. The fund's investments are concentrated in underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. To the extent the particular underlying funds in which the fund invests underperform their benchmarks and/ or other funds investing in the same asset class the fund would perform poorly relative to other asset allocation funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the fund's allocations among the underlying funds change from time to time, or to the extent that the expense ratios of the underlying funds changes, the weighted average operating expenses borne by the fund may increase or decrease.


            Investment risks of the fund and the underlying funds

            The investment risks below are risks of DWS Alternative Asset Allocation Fund and the underlying funds. Therefore, in the sections below, the term "fund" refers to DWS Alternative Asset Allocation Fund and the underlying funds.

            REALLOCATION RISK. From time to time, one or more underlying funds may experience relatively large investments or redemptions due to reallocations or rebalancings of the fund or other fund-of-fund products managed by the Advisor. These transactions will affect the underlying funds, since underlying funds that experience redemptions as a result of reallocations


                                     DWS Select Alternative Allocation Fund  | 9
            or rebalancings may have to sell securities and underlying funds that receive additional cash will have to invest such cash. In addition, a large redemption by a fund in a specific underlying fund could also hurt the performance of another fund currently invested in the same underlying fund. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a fund's performance to the extent that the underlying funds may be required to sell securities or invest cash at times when they would otherwise not do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying funds. The managers attempt to minimize such impact on the underlying funds to the extent consistent with pursuing the investment objective of a fund. The managers consider the impact on the underlying funds of transactions by the fund and an underlying fund may discontinue sales of shares to the fund.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

            ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating


10 | DWS Select Alternative Allocation Fund
            expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the fund. The fund will also incur brokerage costs when purchasing and selling shares of ETFs.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            Another factor that could affect performance is:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


            Investment risks of the underlying funds

            The investment risks below are risks of certain of the underlying funds; by investing in the underlying funds the fund is also exposed to these risks.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


                                    DWS Select Alternative Allocation Fund  | 11

            BOND MARKET RISK. The fund is also affected by how fixed-income securities perform. Bonds could be hurt by rises in market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. To the extent that an underlying fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well. Some bonds could be paid off earlier than expected, which may hurt the performance of an underlying fund; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of an underlying fund's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

            BORROWING/LEVERAGE RISK. Because the fund may borrow money for investment purposes, commonly referred to as "leveraging," its exposure to fluctuations in the prices of its assets will be increased as compared to its exposure if the fund did not borrow. Borrowing activities by the fund will amplify any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with the additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.

            COMMODITY RISK. The fund will invest in equity securities issued by companies in commodity-related industries and other securities related to such companies. Because of this, it is subject to the risks associated with its concentration in securities of issuers in commodity-related industries. The stocks of companies in commodity-related industries may underperform the stock market as a whole. The stock prices of companies in commodity-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodity-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities


12 | DWS Select Alternative Allocation Fund
            issued by companies in commodity-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. The Advisor's judgments about trends in the prices of these securities and commodities may prove to be incorrect.

            COUNTERPARTY RISK. The fund will be subject to credit risk with respect to derivative contracts entered into by the fund or held by special purpose or structured vehicles in which the fund invests. This is a principal risk for the fund because it will invest in commodity-linked derivative instruments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Advisor typically requires that counterparties to the fund to commodity-linked derivative instruments post collateral equivalent to their obligations under the derivative. Moreover, the fund typically enters into commodity-linked derivative transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Advisor to be of comparable quality.

            CONFLICT OF INTEREST RISK. Affiliates of the Advisor may participate in the primary and secondary market for Senior Loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the Senior Loan market may restrict the fund's ability to acquire some Senior Loans, affect the timing of such acquisition or affect the price at which a Senior Loan is acquired. The Advisor does not believe that this will materially affect the fund's ability to achieve its investment objectives. Also, because the Advisor may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.


                                    DWS Select Alternative Allocation Fund  | 13

            CREDIT RISK. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. In some cases, bonds may decline in credit quality or go into default.

            CREDIT RISK. A fund purchasing Senior Loans faces the risk that the creditworthiness of the borrower may decline, causing the value of the loans to decline. In addition, a borrower may not be able to make timely payments on the interest and principal on the debt obligations it has outstanding. Any such non-payment could result in a reduction of income to the fund, a reduction in the value of the Senior Loan and a reduction in the fund's net asset value. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The fund principally invests in below investment grade floating rate loans which are considered speculative because of the credit risk of their issuers. Such issuers may be more likely to default on payments of interest and principal in response to changes in economic conditions or circumstances. The fund invests in Senior Loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. The amount of public information available with respect to Senior Loans may be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Advisor relies on its own evaluation of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.

            INTEREST RATE RISK. The value of debt securities will change in response to interest rate changes. Generally, fixed-rate debt securities will decrease in value when interest rates rise, and will increase in value when interest rates fall. As interest rates decline, a Senior Loan in which the fund invests may be prepaid sooner than scheduled, forcing the fund to reinvest in lower-yielding securities. Prepayment may reduce the fund's


14 | DWS Select Alternative Allocation Fund
            income. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. The Senior Loans in which the fund primarily invests have adjustable interest rates. As a result, it is expected that the value of Senior Loans held by the fund will fluctuate less in response to interest rate changes than will fixed-rate debt securities. This could result in less volatility than would be expected for a fund that invests primarily in fixed-rate debt securities. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates may cause a fluctuation in the fund's value. In addition, extreme increases in prevailing interest rates may cause an increase in Senior Loan defaults which may cause a decline in the fund's value. Finally, a decrease in interest rates could adversely affect the income earned by the fund from its Senior Loans.

            LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the fund's estimate of its value.

            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. In addition, an increase in demand for floating rate loans may adversely affect the rate of interest payable on loans acquired by the fund, thus reducing fund returns. During periods of limited supply of Senior Loans, the fund's yield may be lower. Because the fund invests heavily in one category of loans, market risk is more pronounced for the fund than for funds that invest in a more diverse set of securities.

            INDUSTRY RISK. To the extent that an underlying fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, the real estate sector could be hurt by rising interest rates or the commodities sector could be hurt by factors affecting a particular industry or commodity such as drought, floods, weather or changes in storage costs.

            INFLATION-INDEXED BOND RISK. Although inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the fund's value. If interest rates rise due to reasons other than inflation, the fund's investment in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. Moreover, if


                                    DWS Select Alternative Allocation Fund  | 15
            the fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign index may not be correlated to the rate of inflation in the US. Such foreign investments would, in that case, not provide protection against inflation in the US. There can be no assurance that the fund's returns will reflect the real rate of inflation.

            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

            - POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

            - INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            - LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

            - REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

16 | DWS Select Alternative Allocation Fund

            - CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

            - LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

            - TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            - TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

            EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

            NON-DIVERSIFICATION RISK. This risk information applies to DWS Commodity Securities Fund, DWS Gold & Precious Metals Fund, DWS RREEF Global Infrastructure Fund and DWS RREEF Global Real Estate Securities Fund. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.


                                    DWS Select Alternative Allocation Fund  | 17
            iGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

            PREPAYMENT RISK. If a Senior Loan in which the fund invests is paid off sooner than scheduled, and interest rates are falling, the fund may be forced to reinvest the payments at lower yields.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            SHORT SALE RISK. This risk applies to DWS Disciplined Market Neutral Fund. Short sales involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. In addition, because a loss incurred by the fund on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is


18 | DWS Select Alternative Allocation Fund
            theoretically unlimited. By contrast, a loss incurred by the fund on a long position arises from decreases in the value of the security held by the fund and therefore is limited by the fact that a security's value cannot drop below zero.

            The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

            The use of short sales - in effect, leveraging the fund - could increase the exposure of the fund to the market, magnify losses and increase the volatility of returns.

            On one hand, the share price of the fund may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions. On the other hand, the share price of the fund may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

            TAX RISK. This risk information applies to DWS Commodity Securities Fund. The treatment of commodity-linked notes, futures and certain other derivative instruments for purposes of qualifying as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") is not certain. The fund has obtained private letter rulings from the Internal Revenue Service ("IRS") confirming that the income and gain arising from certain types of commodity-linked notes in which the fund invests constitute "qualifying income" under the Code. Generally, if the commodity-linked instruments in which the fund invests are not regarded as producing qualifying income, the fund may fail to qualify as a RIC. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its ordinary income and capital gains at regular corporate rates (without a deduction for distributions for shareholders) which will reduce net asset value per share. When distributed, that income would also be taxable to shareholders as a dividend to the extent attributable to the fund's earnings and profits.


                                    DWS Select Alternative Allocation Fund  | 19

            A ruling issued by the IRS limits the income derived from certain commodity-linked swaps to a maximum of 10% of the fund's gross income. The fund has not invested in commodity-linked swaps and does not intend to invest in them in the future.

            IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the fund's performance if it has a small asset base. The fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the fund will obtain proportionately larger IPO allocations.

            SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, reducing the value of such a security.


            THE FUND'S PERFORMANCE HISTORY

            Since the fund is newly offered, past performance information is not available.


20 | DWS Select Alternative Allocation Fund

HOW MUCH INVESTORS PAY


This table describes the fees and expenses that you may pay if you buy and hold fund shares. The fund's shareholders directly bear the fees and expenses of the fund, subject to the Advisor's contractual obligations to waive fees or reimburse expenses to maintain the fund's operating expenses at a specified level (see "Net Annual Fund and Acquired Funds (Underlying Funds) Operating Expenses"). The fund will indirectly bear its proportionate share of fees and expenses incurred by the underlying DWS funds and exchange-traded funds in which the fund is invested (see "Acquired Funds (Underlying Funds) Fees and Expenses" in the table below). This information doesn't include any fees that may be charged by your financial advisor.


FEE TABLE                                           CLASS A             CLASS C
 SHAREHOLDER FEES, paid directly from your investment
____________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)                5.75% 1            None
 Maximum Contingent Deferred Sales
 Charge (Load) (as % of redemption
 proceeds)                                           None 2                1.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
____________________________________________________________________________________
 Management Fee                                          %                   %
 Distribution/Service (12b-1) Fees                   0.25                 1.00
 Other Expenses 3
 Acquired Funds (Underlying Funds) Fees
 and Expenses 4,5
 TOTAL ANNUAL OPERATING EXPENSES
 Less Expense Waiver/Reimbursement 6
 NET ANNUAL FUND AND ACQUIRED FUNDS
 (UNDERLYING FUNDS) OPERATING
 EXPENSES6


1 Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3 "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

4 "Acquired Funds (Underlying Funds) Fees and Expenses" are based on the estimated amount of indirect net expenses associated with the fund's investment in the underlying funds for the current fiscal year. Actual expenses may be different.

5 "Acquired Funds (Underlying Funds) Fees and Expenses" includes the impact of dividends on short sales for investments in DWS Disciplined Market Neutral Fund. "Acquired Funds (Underlying Funds) Fees and Expenses" would be __% excluding these dividends on short sales and the "Net Annual Fund and Acquired Funds (Underlying Funds) Operating Expenses" would be __% and __%, for Class A and C shares, respectively, without these dividends on short sales.


                                    DWS Select Alternative Allocation Fund  | 21

6 Through (Month day, year), the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain "Total Annual Operating Expenses" at __% and __% for Class A and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and acquired funds (underlying funds) fees and expenses (estimated at __%).

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


EXAMPLE               1 YEAR      3 YEARS
EXPENSES, assuming you sold your shares at
the end of each period
______________________________________________
 Class A shares      $           $
 Class C shares

 EXPENSES, assuming you kept your shares
______________________________________________
 Class A shares      $           $
 Class C shares



22 | DWS Select Alternative Allocation Fund

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

           - As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           - The fund (or the underlying funds) may trade actively. This could raise transaction costs (thus lowering return) and could mean distributions at higher tax rates.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten holdings and other fund information is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


                                                  Other Policies and Risks  | 23

WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor does not receive any advisory fee for managing the fund but does receive fees as investment advisor to each underlying fund.

           The Advisor and its affiliates earn fees at varying rates for providing services to the underlying DWS funds. The Advisor may therefore have a conflict of interest in selecting the underlying DWS funds and in determining whether to invest in an ETF, from which it will not receive any fees. However, the Advisor is a fiduciary to the fund and will select investments that it believes are best suited to meet the fund's investment objective.


24 | Who Manages and Oversees the Fund

           A discussion regarding the basis for the Board's renewal of the fund's investment management agreement is contained in for the annual period dated (fiscal year-end: TBD) (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.


                                         Who Manages and Oversees the Fund  | 25

Portfolio management

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager has authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the fund.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
- Global Head of Quantitative Strategies Portfolio Management: New York.
- Joined the fund in 2008.
- BS, The Wharton School, University of Pennsylvania.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
- Global Asset Allocation Portfolio Manager: New York.
- Joined the fund in 2008.
- BS, MS, Moscow State University; MBA, University of Chicago.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


FINANCIAL HIGHLIGHTS

Since the fund is newly offered, financial highlights information is not available.

26 | Who Manages and Oversees the Fund

HOW TO INVEST IN THE FUND

Offered in this prospectus are share classes noted on the cover of the prospectus. Each class has its own fees and expenses, offering you a choice of cost structures. The fund offers other classes of shares in a separate prospectus. These shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. YOU MAY WANT TO ASK YOUR FINANCIAL ADVISOR TO HELP YOU WITH THIS DECISION.

CHOOSING A SHARE CLASS

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief description and comparison of the main features of each class.


 CLASSES AND FEATURES                         POINTS TO HELP YOU COMPARE
 CLASS A
 -  Sales charge of up to 5.75% charged       -  Some investors may be able to reduce
    when you buy shares                          or eliminate their sales charge; see
                                                "Class A shares"
 -  In most cases, no charge when you
    sell shares                              -  Total annual expenses are lower than
                                                those for Class C
 -  Up to 0.25% annual shareholder
    servicing fee

 CLASS C
 -  No sales charge when you buy shares       -  Unlike Class A shares, Class C shares
                                                 do not have a sales charge when
 -  Deferred sales charge of 1.00%,              buying shares, but have higher annual
    charged when you sell shares you             expenses than those for Class A
    bought within the last year                  shares and a one year deferred sales
                                                 charge
 -  0.75% annual distribution fee and up
    to 0.25% annual shareholder servicing
    fee


Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. The fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the share class and fund you buy. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. Please see "Financial intermediary support payments" for more information.



28 | Choosing a Share Class

           Class A shares

           Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

           Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

           Class A shares have an up-front sales charge that varies with the amount you invest:


                              FRONT-END SALES          FRONT-END SALES
                                CHARGE AS %          CHARGE AS % OF YOUR
YOUR INVESTMENT            OF OFFERING PRICE 1,2       NET INVESTMENT 2
  Up to $50,000                   5.75%                     6.10%
$    50,000-$99,999               4.50                      4.71
$  100,000-$249,999               3.50                      3.63
$  250,000-$499,999               2.60                      2.67
$  500,000-$999,999               2.00                      2.04
  $1 million or more            see below                see below


           1   The offering price includes the sales charge.

           2 Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.


           YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

           - you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months ("Letter of Intent")

           - the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $50,000 ("Cumulative Discount")

           - you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")

                                                    Choosing a Share Class  | 29

           The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

           For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

           To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

           For more information about sales charge discounts, please visit www.dws-investments.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the fund's Statement of Additional Information.

           IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares of the fund. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).


30 | Choosing a Share Class

           Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in the fund's Statement of Additional Information.

           There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the following six months. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


           Class C shares

           Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.

           With Class C shares, you pay no up-front sales charge to the fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

           Class C shares have a CDSC, but only on shares you sell within one year of buying them:


   YEAR AFTER YOU BOUGHT SHARES        CDSC ON SHARES YOU SELL
  First year                                    1.00%
  Second year and later                         None


           This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.



                                                    Choosing a Share Class  | 31

           While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

           Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


32 | Choosing a Share Class

How to BUY Class A and C Shares



 FIRST INVESTMENT                                ADDITIONAL INVESTMENTS
 $1,000 or more for most accounts                $50 or more for regular accounts and
 $500 or more for IRAs                          IRAs
 $500 or more for an account with an            $50 or more for an account with an
 Automatic Investment Plan                      Automatic Investment Plan

 THROUGH A FINANCIAL ADVISOR
 -  To obtain an application, contact your      -  Contact your advisor using the
    advisor                                        method that's most convenient for you

 BY MAIL OR EXPRESS MAIL (SEE BELOW)
 -  Fill out and sign an application            -  Send a check payable to "DWS
                                                   Investments" and an investment slip
 -  Send it to us at the appropriate
    address, along with an investment           -  If you don't have an investment slip,
    check made payable to "DWS                     include a letter with your name,
    Investments"                                   account number, the full name of the
                                                   fund and the share class and your
                                                   investment instructions
 BY WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions

 BY PHONE
 Not available                                  -  Call (800) 621-1048 for instructions

 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on our              -  To set up regular investments from a
    application including a check for the          bank checking account call (800) 621-
    initial investment and a voided check          1048 ($50 minimum)

 USING QuickBuy
 Not available                                  -  Call (800) 621-1048 to make sure
                                                   QuickBuy is set up on your account; if
                                                   it is, you can request a transfer from
                                                   your bank account of any amount
                                                   between $50 and $250,000
 ON THE INTERNET
 Not available                                  -  Call (800) 621-1048 to ensure you have
                                                   electronic services
                                                -  Register at www.dws-
                                                   investments.com or log in if already
                                                   registered
                                                -  Follow the instructions for buying
                                                   shares with money from your bank
                                                   account


--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Investments, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Investments, 210 West 10th Street, Kansas City, MO 64105-1614

                                           How to Buy Class A and C Shares  | 33

How to EXCHANGE or SELL Class A and C Shares

 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES

 -  Exchanges into existing accounts:           Some transactions, including most for
    $50 minimum per fund                        over $100,000, can only be ordered in
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:                please see "Signature Guarantee"
    $1,000 minimum per fund for most
    accounts
    $500 minimum for IRAs

 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor using the              -  Contact your advisor using the
    method that's most convenient for you          method that's most convenient for you

 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions

 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Write a letter that includes:                  Write a letter that includes:
 -  the fund, class and account number          -  the fund, class and account number
    you're exchanging out of                       from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
    you want to exchange                           you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
    want to exchange into                          address, as they appear on your
                                                   account
 -  your name(s), signature(s) and
    address, as they appear on your             -  a daytime telephone number
    account
 -  a daytime telephone number

 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  Call (800) 621-1048 (minimum $50)
    fund account, call (800) 621-1048

 USING QuickSell
 Not available                                  -  Call (800) 621-1048 to make sure
                                                   QuickSell is set up on your account; if
                                                   it is, you can request a transfer to your
                                                   bank account of any amount between
                                                   $50 and $250,000

 ON THE INTERNET
 -  Register at www.dws-                        -  Register at www.dws-
    investments.com or log in if already           investments.com or log in if already
    registered                                     registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
    line exchanges                                 line redemptions


--------------------------------------------------------------------------------

TO REACH US:      WEB SITE: www.dws-investments.com
                  TELEPHONE REPRESENTATIVE: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET



34 | How to Exchange or Sell Class A and C Shares

           Financial intermediary support payments

           The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


                              How to Exchange or Sell Class A and C Shares  | 35

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


36 | How to Exchange or Sell Class A and C Shares
           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.


           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


                                            Policies You Should Know About  | 37

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           INITIAL PURCHASE. The minimum initial investment for Class A and C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor,


38 | Policies You Should Know About
           for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is $500 per account. The minimum initial investment is $500 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $1,000 ($250 for retirement accounts and $500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments). We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The


                                            Policies You Should Know About  | 39
           fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling
           12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation.

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example,


40 | Policies You Should Know About
           certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


          The fund's market timing policies and procedures may be modified or terminated at any time.

          THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING
          (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to make exchanges and to purchase and sell shares.

          QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.





                                            Policies You Should Know About  | 41
           make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check drawn on a US bank, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept payment in the following forms: cash, money orders, traveler's checks, starter checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. In addition, the fund generally does not accept third party checks. A third party check is any check not made payable directly to DWS Investments, except for any check payable to you from one of your other DWS accounts. Under certain circumstances, the fund may accept a third party check (i) for retirement plan contributions, asset transfers and rollovers, (ii) as contributions into Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts, (iii) payable from acceptable US and state government agencies, and (iv) from other DWS funds (such as a redemption or dividend check) for investment only in


42 | Policies You Should Know About
           a similarly registered account. Subject to the foregoing, checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 621-1048 or contact your financial advisor for more information.

           WHEN YOU SELL SHARES THAT HAVE A CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for - whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another don't affect CDSCs; for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

           There are certain cases in which you may be exempt from a CDSC. These include:

           - the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.







                                            Policies You Should Know About  | 43

           - withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account

           -  withdrawals related to certain retirement or benefit plans

           - redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

           - for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission

           - for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU SELL SHARES IN A DWS FUND AND THEN DECIDE TO INVEST WITH DWS INVESTMENTS AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current NAV and, for purposes of a sales charge, it will be treated as if it had never left DWS Investments.

           You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances


44 | Policies You Should Know About
           prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings;
           2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy shares is based on the NAV per share calculated after the order is received by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

           FOR THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS, WE USE THE NAV OF THE UNDERLYING FUNDS. FOR OTHER SECURITIES, WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market


                                            Policies You Should Know About  | 45
           quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND OR AN UNDERLYING FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund or an underlying fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund or an underlying fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding

46 | Policies You Should Know About

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less sales charge, if any); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)


                                            Policies You Should Know About  | 47

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or other distribution for a given period.

           THE FUND INTENDS TO PAY DIVIDENDS AND DISTRIBUTIONS to its shareholders in November or December and, if necessary, may do so at other times as well.

           Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at
           NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Under the terms of employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your







THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.




48 | Understanding Distributions and Taxes
           sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:


GENERALLY TAXED AT LONG-TERM            GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                     INCOME RATES:
DISTRIBUTIONS FROM THE FUND
- gains from the sale of                -  gains from the sale of
  securities held (or treated as           securities held by the fund for
  held) by the fund for more               one year or less
  than one year                         -  all other taxable income
- qualified dividend income

TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund              -  gains from selling fund
  shares held for more than               shares held for one year or
  one year                                less


           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND OR AN UNDERLYING FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders of the fund generally will not be entitled to a credit or deduction with respect to foreign taxes paid by the fund or the underlying funds. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           Investments in certain debt obligations or other securities may cause the fund to recognize taxable income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes


                                     Understanding Distributions and Taxes  | 49
           dividends received by the fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from REITs. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the long-term capital gain rate is scheduled to return to 20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund pays a dividend. In tax-advantaged retirement accounts you do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.

           FUND OF FUNDS STRUCTURE. The use of a fund of funds structure may affect the amount, timing and type of distributions from the fund, which may increase the amount of taxes payable by shareholders.


50 | Understanding Distributions and Taxes

           If the fund receives dividends from an underlying fund that qualifies as a regulated investment company and the underlying fund designates such dividends as qualified dividend income, then the fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.


                                     Understanding Distributions and Taxes  | 51

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


52 | Appendix

               DWS Select Alternative Allocation Fund - Class A



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%           %               %                  $                 $
   2           10.25%           %               %                  $                 $
   3           15.76%           %               %                  $                 $
   4           21.55%           %               %                  $                 $
   5           27.63%           %               %                  $                 $
   6           34.01%           %               %                  $                 $
   7           40.71%           %               %                  $                 $
   8           47.75%           %               %                  $                 $
   9           55.13%           %               %                  $                 $
  10           62.89%           %               %                  $                 $
  TOTAL                                                                              $


DWS Select Alternative Allocation Fund - Class C




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%           %               %                  $                 $
   2           10.25%           %               %                  $                 $
   3           15.76%           %               %                  $                 $
   4           21.55%           %               %                  $                 $
   5           27.63%           %               %                  $                 $
   6           34.01%           %               %                  $                 $
   7           40.71%           %               %                  $                 $
   8           47.75%           %               %                  $                 $
   9           55.13%           %               %                  $                 $
  10           62.89%           %               %                  $                 $
  TOTAL                                                                              $



                                                                  Appendix  | 53

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact DWS Investments at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219151        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9151           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 621-1048



SEC FILE NUMBER:
DWS Equity Trust        DWS Select Alternative Allocation Fund    811-08599



                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

(09/__/08) SAAF
[RECYCLE GRAPHIC APPEARS HERE]

                                [________, 2008]







                                   PROSPECTUS
                              ------------------
                              INSTITUTIONAL CLASS

                     DWS SELECT ALTERNATIVE ALLOCATION FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

CONTENTS




HOW THE FUND WORKS
  4      The Fund's Main Investment
         Strategy
  8      The Main Risks of Investing in
         the Fund
 20      The Fund's Performance
         History
 21      How Much Investors Pay
 23      Other Policies and Risks
 24      Who Manages and Oversees
         the Fund
 26      Financial Highlights


HOW TO INVEST IN THE FUND
 28      Buying and Selling
         Institutional Class Shares
 34      Policies You Should Know
         About
 43      Understanding Distributions
         and Taxes
 47      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the Web site does not form a part of this prospectus).

                                                Institutional Class
                                                fund number

    DWS SELECT ALTERNATIVE ALLOCATION FUND



            THE FUND'S MAIN INVESTMENT STRATEGY


            The fund seeks capital appreciation. The fund seeks to achieve its objective by investing in alternative asset categories.

            The fund is a fund-of-funds, which means its assets are invested in a combination of other DWS funds, certain other securities and derivative instruments. The fund may also invest in securities of Exchange Traded Funds ("ETFs") when the desired economic exposure to a particular asset category or investment strategy is not available through a DWS fund (ETFs and DWS funds, collectively referred to as "underlying funds"). The fund may allocate its assets among underlying funds that emphasize alternative or non-traditional asset categories or investment strategies. Alternative or non-traditional asset categories and investment strategies generally may have a low correlation with the broad US stock and bond markets. The fund allocates its assets among underlying funds that emphasize the following strategies and/ or asset categories: market neutral, inflation-protection, commodities, real estate, floating rate loans, infrastructure and emerging markets.

            The fund may make allocations ranging from approximately 0 to 30% of its assets to the following underlying funds:

            - DWS Commodity Securities Fund. The fund's investment objective is capital appreciation. The fund seeks to achieve its investment objective by focusing on commodities-related securities and equity-related securities, including commodities-related structured notes and similar instruments, that the fund's Advisor believes are undervalued but have favorable prospects for appreciation. The fund is designed for investors who seek to diversify their overall portfolios by adding exposure to the commodities markets.


4 | DWS Select Alternative Allocation Fund

            - DWS Disciplined Market Neutral Fund. The fund seeks capital appreciation independent of stock market direction. It pursues its objective by investing, under normal circumstances, in long and short positions of common stock of large US companies. The managers buy, or take, long positions in common stock that the managers believe are undervalued and sell, or take, short positions in common stock that the managers believe are overvalued. The fund's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions under normal circumstances. By employing this market neutral strategy, the fund seeks to limit the fund's volatility relative to movements in the overall stock market (that is, the fund's price movements are not expected to correlate closely with the market's price movements). The managers attempt to achieve returns for the fund that exceed the return on an investment in 3-month US Treasury Bills.

            - DWS Emerging Markets Equity Fund. The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund invests primarily in common stocks. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

            - DWS Emerging Markets Fixed Income Fund. The fund seeks to provide high current income and, secondarily, long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as "junk bonds") and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer's securities are traded mainly in an emerging market, the issuer is organized under the laws of an emerging market country or is a company with more than half of its business in emerging markets) or the return on which is derived primarily from emerging markets. The fund considers


                                     DWS Select Alternative Allocation Fund  | 5

               "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. Historically, the managers have tended to emphasize Latin America, but may also invest in Asia, Africa, the Middle East and Eastern Europe. To help manage risk, the fund invests at least 65% of total assets in US dollar-denominated securities. The fund also does not invest more than 40% of total assets in any one country. The fund may invest up to 20% of net assets in debt securities from developed markets and up to 20% of net assets in US debt securities including those that are rated below investment-grade.

            - DWS Floating Rate Plus Fund. The fund seeks to provide high current income. The fund invests, under normal market conditions, at least 80% of its total assets in adjustable rate loans that have a senior right to payment ("Senior Loans") and other floating rate debt securities. The fund may also borrow money in an amount up to 33 1/3% of the fund's total assets for a range of purposes, including to create investment leverage.

            - DWS Gold & Precious Metals Fund. The fund seeks maximum return (principal change and income). The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to gold, silver, platinum or other precious metals, and in gold coin and bullion directly. These companies may be involved in activities such as exploration, mining, fabrication, processing and distribution. While the fund invests mainly in common stocks, it may invest up to 20% of net assets in high-quality debt securities of companies in precious metals and minerals operations, and debt securities whose return is linked to precious metals prices. The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

6 | DWS Select Alternative Allocation Fund

            - DWS Inflation Protected Plus Fund. The fund seeks to provide maximum inflation-adjusted return, consistent with preservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and corporations, and in derivatives related to these securities. The fund may invest the remaining portion of its assets in other types of fixed-income securities, cash or cash equivalents. In an attempt to enhance return, the fund also employs a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term and medium-term mispricings within global and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and over-the-counter forward currency contracts, and is expected to have a low correlation to the fund's investments in inflation-indexed bonds.

            - DWS RREEF Global Infrastructure Fund. The fund seeks total return from both capital appreciation and current income through investment in a global portfolio of securities of infrastructure-related companies. Under normal circumstances, the fund invests at least 80% of its net assets in the securities of US and non-US infrastructure-related companies. The fund considers a company to be an infrastructure-related company if at least 50% of its assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets. Under normal circumstances, the fund invests principally in equity securities, though the fund may also invest in fixed-income securities without limitation. The fund may invest in common and preferred stock (including convertible


                                     DWS Select Alternative Allocation Fund  | 7
               securities), rights or warrants to purchase common stock, debt securities and listed limited partnership interests. Under normal circumstances, the majority of the fund's assets are invested in securities of issuers organized or located outside the US or doing a substantial amount of business outside the US. The fund allocates its assets among various regions and countries, including exposure to emerging market countries.

            - DWS RREEF Global Real Estate Securities Fund. The fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation. The fund seeks to achieve this objective by investing primarily in publicly listed real estate investment trusts (REITs) and real estate operating companies on a global basis. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in the equity securities of REITs and real estate operating companies listed on recognized stock exchanges around the world. Equity securities include common stock, preferred stock and securities convertible into common stock.

            To maintain the target allocation, the fund will be rebalanced periodically. The portfolio managers may change the target allocation from time to time based on market conditions.

            From time to time, the underlying funds may be evaluated on their continued ability to deliver strong performance. To maintain the investment integrity of the fund, alternate underlying funds may be added to obtain exposure to new asset categories or strategies, to replace underperforming underlying funds or to enhance returns.

            The portfolio managers may evaluate the possibility of adding additional asset categories over time. A new asset category would be added if the portfolio managers determine that it will bring enhanced returns or additional diversification to the fund. Investments in new asset categories will be implemented using existing DWS funds or ETFs.


            THE MAIN RISKS OF INVESTING IN THE





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors interested in an investment that seeks capital appreciation through investment primarily in a diverse group of DWS funds.








8 | DWS Select Alternative Allocation Fund

            FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            The fund's allocations among the underlying funds will change over time, causing corresponding changes in the portfolio's risk profile.

            ASSET ALLOCATION RISK. Although asset allocation among different asset categories generally reduces risk and exposure to any one category, the risk remains that the Advisor may favor an asset category that performs poorly relative to other asset categories. To the extent that alternative asset categories underperform the general stock market, the fund would perform poorly relative to a fund invested primarily in the general stock market.

            UNDERLYING FUND INVESTMENT RISK. The fund's investments are concentrated in underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. To the extent the particular underlying funds in which the fund invests underperform their benchmarks and/ or other funds investing in the same asset class the fund would perform poorly relative to other asset allocation funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the fund's allocations among the underlying funds change from time to time, or to the extent that the expense ratios of the underlying funds changes, the weighted average operating expenses borne by the fund may increase or decrease.


            Investment risks of the fund and the underlying funds

            The investment risks below are risks of DWS Alternative Asset Allocation Fund and the underlying funds. Therefore, in the sections below, the term "fund" refers to DWS Alternative Asset Allocation Fund and the underlying funds.

            REALLOCATION RISK. From time to time, one or more underlying funds may experience relatively large investments or redemptions due to reallocations or rebalancings of the fund or other fund-of-fund products managed by the Advisor. These transactions will affect the underlying funds, since underlying funds that experience redemptions as a result of reallocations


                                     DWS Select Alternative Allocation Fund  | 9
            or rebalancings may have to sell securities and underlying funds that receive additional cash will have to invest such cash. In addition, a large redemption by a fund in a specific underlying fund could also hurt the performance of another fund currently invested in the same underlying fund. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a fund's performance to the extent that the underlying funds may be required to sell securities or invest cash at times when they would otherwise not do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying funds. The managers attempt to minimize such impact on the underlying funds to the extent consistent with pursuing the investment objective of a fund. The managers consider the impact on the underlying funds of transactions by the fund and an underlying fund may discontinue sales of shares to the fund.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

            ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating


10 | DWS Select Alternative Allocation Fund
            expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the fund. The fund will also incur brokerage costs when purchasing and selling shares of ETFs.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            Another factor that could affect performance is:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


            Investment risks of the underlying funds

            The investment risks below are risks of certain of the underlying funds; by investing in the underlying funds the fund is also exposed to these risks.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


                                    DWS Select Alternative Allocation Fund  | 11

            BOND MARKET RISK. The fund is also affected by how fixed-income securities perform. Bonds could be hurt by rises in market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. To the extent that an underlying fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well. Some bonds could be paid off earlier than expected, which may hurt the performance of an underlying fund; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of an underlying fund's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

            BORROWING/LEVERAGE RISK. Because the fund may borrow money for investment purposes, commonly referred to as "leveraging," its exposure to fluctuations in the prices of its assets will be increased as compared to its exposure if the fund did not borrow. Borrowing activities by the fund will amplify any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with the additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.

            COMMODITY RISK. The fund will invest in equity securities issued by companies in commodity-related industries and other securities related to such companies. Because of this, it is subject to the risks associated with its concentration in securities of issuers in commodity-related industries. The stocks of companies in commodity-related industries may underperform the stock market as a whole. The stock prices of companies in commodity-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodity-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities


12 | DWS Select Alternative Allocation Fund
            issued by companies in commodity-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. The Advisor's judgments about trends in the prices of these securities and commodities may prove to be incorrect.

            COUNTERPARTY RISK. The fund will be subject to credit risk with respect to derivative contracts entered into by the fund or held by special purpose or structured vehicles in which the fund invests. This is a principal risk for the fund because it will invest in commodity-linked derivative instruments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Advisor typically requires that counterparties to the fund to commodity-linked derivative instruments post collateral equivalent to their obligations under the derivative. Moreover, the fund typically enters into commodity-linked derivative transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Advisor to be of comparable quality.

            CONFLICT OF INTEREST RISK. Affiliates of the Advisor may participate in the primary and secondary market for Senior Loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the Senior Loan market may restrict the fund's ability to acquire some Senior Loans, affect the timing of such acquisition or affect the price at which a Senior Loan is acquired. The Advisor does not believe that this will materially affect the fund's ability to achieve its investment objectives. Also, because the Advisor may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.


                                    DWS Select Alternative Allocation Fund  | 13

            CREDIT RISK. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. In some cases, bonds may decline in credit quality or go into default.

            CREDIT RISK. A fund purchasing Senior Loans faces the risk that the creditworthiness of the borrower may decline, causing the value of the loans to decline. In addition, a borrower may not be able to make timely payments on the interest and principal on the debt obligations it has outstanding. Any such non-payment could result in a reduction of income to the fund, a reduction in the value of the Senior Loan and a reduction in the fund's net asset value. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The fund principally invests in below investment grade floating rate loans which are considered speculative because of the credit risk of their issuers. Such issuers may be more likely to default on payments of interest and principal in response to changes in economic conditions or circumstances. The fund invests in Senior Loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. The amount of public information available with respect to Senior Loans may be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Advisor relies on its own evaluation of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.

            INTEREST RATE RISK. The value of debt securities will change in response to interest rate changes. Generally, fixed-rate debt securities will decrease in value when interest rates rise, and will increase in value when interest rates fall. As interest rates decline, a Senior Loan in which the fund invests may be prepaid sooner than scheduled, forcing the fund to reinvest in lower-yielding securities. Prepayment may reduce the fund's


14 | DWS Select Alternative Allocation Fund
            income. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. The Senior Loans in which the fund primarily invests have adjustable interest rates. As a result, it is expected that the value of Senior Loans held by the fund will fluctuate less in response to interest rate changes than will fixed-rate debt securities. This could result in less volatility than would be expected for a fund that invests primarily in fixed-rate debt securities. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates may cause a fluctuation in the fund's value. In addition, extreme increases in prevailing interest rates may cause an increase in Senior Loan defaults which may cause a decline in the fund's value. Finally, a decrease in interest rates could adversely affect the income earned by the fund from its Senior Loans.

            LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the fund's estimate of its value.

            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. In addition, an increase in demand for floating rate loans may adversely affect the rate of interest payable on loans acquired by the fund, thus reducing fund returns. During periods of limited supply of Senior Loans, the fund's yield may be lower. Because the fund invests heavily in one category of loans, market risk is more pronounced for the fund than for funds that invest in a more diverse set of securities.

            INDUSTRY RISK. To the extent that an underlying fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, the real estate sector could be hurt by rising interest rates or the commodities sector could be hurt by factors affecting a particular industry or commodity such as drought, floods, weather or changes in storage costs.

            INFLATION-INDEXED BOND RISK. Although inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the fund's value. If interest rates rise due to reasons other than inflation, the fund's investment in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. Moreover, if


                                    DWS Select Alternative Allocation Fund  | 15
            the fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign index may not be correlated to the rate of inflation in the US. Such foreign investments would, in that case, not provide protection against inflation in the US. There can be no assurance that the fund's returns will reflect the real rate of inflation.

            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

            - POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

            - INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            - LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

            - REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

16 | DWS Select Alternative Allocation Fund

            - CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

            - LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

            - TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            - TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

            EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

            NON-DIVERSIFICATION RISK. This risk information applies to DWS Commodity Securities Fund, DWS Gold & Precious Metals Fund, DWS RREEF Global Infrastructure Fund and DWS RREEF Global Real Estate Securities Fund. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.


                                    DWS Select Alternative Allocation Fund  | 17
            iGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

            PREPAYMENT RISK. If a Senior Loan in which the fund invests is paid off sooner than scheduled, and interest rates are falling, the fund may be forced to reinvest the payments at lower yields.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            SHORT SALE RISK. This risk applies to DWS Disciplined Market Neutral Fund. Short sales involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. In addition, because a loss incurred by the fund on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is


18 | DWS Select Alternative Allocation Fund
            theoretically unlimited. By contrast, a loss incurred by the fund on a long position arises from decreases in the value of the security held by the fund and therefore is limited by the fact that a security's value cannot drop below zero.

            The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

            The use of short sales - in effect, leveraging the fund - could increase the exposure of the fund to the market, magnify losses and increase the volatility of returns.

            On one hand, the share price of the fund may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions. On the other hand, the share price of the fund may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

            TAX RISK. This risk information applies to DWS Commodity Securities Fund. The treatment of commodity-linked notes, futures and certain other derivative instruments for purposes of qualifying as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") is not certain. The fund has obtained private letter rulings from the Internal Revenue Service ("IRS") confirming that the income and gain arising from certain types of commodity-linked notes in which the fund invests constitute "qualifying income" under the Code. Generally, if the commodity-linked instruments in which the fund invests are not regarded as producing qualifying income, the fund may fail to qualify as a RIC. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its ordinary income and capital gains at regular corporate rates (without a deduction for distributions for shareholders) which will reduce net asset value per share. When distributed, that income would also be taxable to shareholders as a dividend to the extent attributable to the fund's earnings and profits.


                                    DWS Select Alternative Allocation Fund  | 19

            A ruling issued by the IRS limits the income derived from certain commodity-linked swaps to a maximum of 10% of the fund's gross income. The fund has not invested in commodity-linked swaps and does not intend to invest in them in the future.

            IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the fund's performance if it has a small asset base. The fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the fund will obtain proportionately larger IPO allocations.

            SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, reducing the value of such a security.


            THE FUND'S PERFORMANCE HISTORY

            Since the fund is newly offered, past performance information is not available.


20 | DWS Select Alternative Allocation Fund

HOW MUCH INVESTORS PAY


This table describes the fees and expenses that you may pay if you buy and hold fund shares. The fund's shareholders directly bear the fees and expenses of the fund, subject to the Advisor's contractual obligations to waive fees or reimburse expenses to maintain the fund's operating expenses at a specified level (see "Net Annual Fund and Acquired Funds (Underlying Funds) Operating Expense"). The fund will indirectly bear its proportionate share of fees and expenses incurred by the underlying DWS funds and exchange-traded funds in which the fund is invested (see "Acquired Funds (Underlying Funds) Fees and Expenses" in the table below). This information doesn't include any fees that may be charged by your financial advisor.


FEE TABLE
 SHAREHOLDER FEES, paid directly from
 your investment                                        None
________________________________________                _______________

 ANNUAL OPERATING EXPENSES, deducted from fund assets
___________________________________________________________________________
 Management Fee                                           %
 Distribution/Service (12b-1) Fee                       None
 Other Expenses 1
 Acquired Funds (Underlying Funds) Fees
 and Expenses 2,3

 TOTAL ANNUAL OPERATING EXPENSES
 Less Expense Waiver/Reimbursement 4

 NET ANNUAL FUND AND ACQUIRED FUNDS
 (UNDERLYING FUNDS) OPERATING
 EXPENSES4


1 "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

2 "Acquired Funds (Underlying Funds) Fees and Expenses" are based on the estimated amount of indirect net expenses associated with the fund's investment in the underlying funds for the current fiscal year. Actual expenses may be different.

3 "Acquired Funds (Underlying Funds) Fees and Expenses" includes the impact of dividends on short sales for investments in DWS Disciplined Market Neutral Fund. "Acquired Funds (Underlying Funds) Fees and Expenses" would be ___% excluding these dividends on short sales and "Net Annual Fund and Acquired Funds (Underlying Funds) Operating Expenses" would be __% for Institutional Class shares without these dividends on short sales.

4 Through (month Day, Year), the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain "Total Annual Operating Expenses" at __% for Institutional Class shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and acquired funds (underlying funds) fees and expenses (estimated at __%).

                                    DWS Select Alternative Allocation Fund  | 21

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


EXAMPLE                    1 YEAR      3 YEARS
 Institutional Class          $           $



22 | DWS Select Alternative Allocation Fund

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

           - As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           - The fund (or the underlying funds) may trade actively. This could raise transaction costs (thus lowering return) and could mean distributions at higher tax rates.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten holdings and other fund information is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


                                                  Other Policies and Risks  | 23

WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor does not receive any advisory fee for managing the fund but does receive fees as investment advisor to each underlying fund.

           The Advisor and its affiliates earn fees at varying rates for providing services to the underlying DWS funds. The Advisor may therefore have a conflict of interest in selecting the underlying DWS funds and in determining whether to invest in an ETF, from which it will not receive any fees. However, the Advisor is a fiduciary to the fund and will select investments that it believes are best suited to meet the fund's investment objective.


24 | Who Manages and Oversees the Fund

           A discussion regarding the basis for the Board's renewal of the fund's investment management agreement is contained in for the annual period dated (fiscal year-end: TBD) (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.


                                         Who Manages and Oversees the Fund  | 25

Portfolio management

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager has authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the fund.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
- Global Head of Quantitative Strategies Portfolio Management: New York.
- Joined the fund in 2008.
- BS, The Wharton School, University of Pennsylvania.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
- Global Asset Allocation Portfolio Manager: New York.
- Joined the fund in 2008.
- BS, MS, Moscow State University; MBA, University of Chicago.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


FINANCIAL HIGHLIGHTS

Since the fund is newly offered, financial highlights information is not available.

26 | Who Manages and Oversees the Fund

HOW TO INVEST IN THE FUND

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

Buying and Selling INSTITUTIONAL CLASS Shares


           You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to place and pay for your order. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. For more information, please see "Financial intermediary support payments."

           You may also buy Institutional Class shares by sending your check (along with a completed account application) directly to DWS Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.


           Eligibility requirements

           You may buy Institutional Class shares if you are any of the following:

           - An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

           -  An employee benefit plan with assets of at least $50 million.

           - A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

           -  A client of the private banking division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS mutual funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.


           Investment minimum

           Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.

           The minimum initial investment is waived for:

28 | Buying and Selling Institutional Class Shares

           - Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

           - Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

           -  Employee benefit plans with assets of at least $50 million.

           -  Clients of the private banking division of Deutsche Bank AG.

           - Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

           - Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

           - Employee benefit plan platforms approved by the Advisor that invest in the fund through an omnibus account, and that meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

           The fund reserves the right to modify the above eligibility requirements and investment minimum at any time. In addition, the fund, in its discretion, may waive the minimum initial investment for specific employee benefit plans (or family of plans) whose aggregate investment in Institutional Class shares of the fund equals or exceeds the minimum initial investment amount but where a particular account or program may not on its own meet such minimum amount.


           How to contact the transfer agent


  BY PHONE:       (800) 730-1313

                                  Buying and Selling Institutional Class
Shares  | 29

  FIRST INVESTMENTS        DWS Investments Service Company
  BY MAIL:                P.O. Box 219210
                          Kansas City, MO 64121-9210
  ADDITIONAL               DWS Investments Service Company
  INVESTMENTS BY          P.O. Box 219210
  MAIL:                   Kansas City, MO 64121-9210
  BY OVERNIGHT MAIL:       DWS Investments Service Company
                          210 West 10th Street
                          Kansas City, MO 64105-1614


           You can reach the automated information line, 24 hours a day, 7 days a week by calling (800) 621-1048.


           How to open your account

  MAIL:               Complete and sign the account application that
                     accompanies this prospectus. (You may obtain
                     additional applications by calling the transfer agent.)
                     Mail the completed application along with a check
                     payable to the fund you have selected to the transfer
                     agent. Be sure to include the fund number. The
                     applicable addresses are shown under "How to
                     contact the transfer agent."

  WIRE:              Call the transfer agent to set up a wire account.

  FUND NAME AND      Please use the complete fund name. Refer to the
  FUND NUMBER:       start of "The Fund's Main Investment Strategy" above
                     for the fund number.


           Please note that your account cannot become activated until we receive a completed account application.

           WIRE:

           BUYING: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Institutional Investment Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. After you inform Institutional Investment Services of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day following your purchase. If your wire is not received by 4:00 p.m. Eastern time on the next business day after the fund receives your request to purchase shares, your transaction will


30 | Buying and Selling Institutional Class Shares
           be canceled at your expense and risk.


  BANK NAME:        State Street Bank Boston
  ROUTING NO:       011000028
  ATTN:             DWS Investments
  DDA NO:           9903-5552
  FBO:              (Account name) (Account number)
  CREDIT:           (Fund name, Fund number and, if applicable, class
                   name) (see "How to open your account")


           Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.

           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Institutional Investment Services at (800) 730-1313. After you inform Institutional Investment Services of the amount of your redemption, you will receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

           TELEPHONE TRANSACTIONS:

           You may place orders to buy and sell over the phone by calling your financial advisor or Institutional Investment Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another DWS fund by calling the transfer agent.

           You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Institutional Investment Services at
           (800) 730-1313.


                             Buying and Selling Institutional Class Shares  | 31

           Financial intermediary support payments

           The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


32 | Buying and Selling Institutional Class Shares

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for


                             Buying and Selling Institutional Class Shares | 33 the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


34 | Policies You Should Know About

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           SUB-MINIMUM BALANCES. The fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason.


                                            Policies You Should Know About  | 35

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation.


36 | Policies You Should Know About

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor


                                            Policies You Should Know About  | 37
           reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           The fund's market timing policies and procedures may be modified or terminated at any time.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are



                        automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Institutional Investment Services at (800) 730-1313 at a later date.

                        Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.







38 | Policies You Should Know About
           conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check drawn on a US bank, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept payment in the following forms: cash, money orders, traveler's checks, starter checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. In addition, the fund generally does not accept third party checks. A third party check is any check not made payable directly to DWS Investments, except for any check payable to you from one of your other DWS accounts. Under certain circumstances, the fund may accept a third party check (i) for retirement plan contributions, asset transfers and rollovers, (ii) as contributions into Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts, (iii) payable from acceptable US and state government agencies, and (iv) from other DWS funds (such as a redemption or dividend check) for investment only in a similarly registered account. Subject to the foregoing, checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.













                                            Policies You Should Know About  | 39

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings;
           2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


40 | Policies You Should Know About

           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received by the transfer agent.

           FOR THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS, WE USE THE NAV OF THE UNDERLYING FUNDS. FOR OTHER SECURITIES, WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND OR AN UNDERLYING FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund or an underlying fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change


                                            Policies You Should Know About  | 41
           significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund or an underlying fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

42 | Policies You Should Know About

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less - - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)


UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or other distribution for a given period.

           THE FUND INTENDS TO PAY DIVIDENDS AND DISTRIBUTIONS to its shareholders in November or December and, if necessary, may do so at other times as well.

           Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at
           NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your








THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.



                                     Understanding Distributions and Taxes  | 43
           application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Under the terms of employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:


GENERALLY TAXED AT LONG-TERM                       GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                INCOME RATES:
DISTRIBUTIONS FROM THE FUND
- gains from the sale of                           -  gains from the sale of
  securities held (or treated as                      securities held by the fund for
  held) by the fund for more                          one year or less
  than one year                                    -  all other taxable income
- qualified dividend income

TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                          -  gains from selling fund
  shares held for more than                           shares held for one year or
  one year                                            less


           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND OR AN UNDERLYING FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders of the fund generally will not be entitled to a credit or deduction with respect to foreign taxes paid by the fund or the underlying funds. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.


44 | Understanding Distributions and Taxes

           Investments in certain debt obligations or other securities may cause the fund to recognize taxable income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends received by the fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from REITs. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the long-term capital gain rate is scheduled to return to 20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund pays a dividend. In tax-advantaged retirement accounts you do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.


                                     Understanding Distributions and Taxes  | 45

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.

           FUND OF FUNDS STRUCTURE. The use of a fund of funds structure may affect the amount, timing and type of distributions from the fund, which may increase the amount of taxes payable by shareholders.

           If the fund receives dividends from an underlying fund that qualifies as a regulated investment company and the underlying fund designates such dividends as qualified dividend income, then the fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.


46 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                  Appendix  | 47

DWS Select Alternative Allocation Fund - Institutional Class



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%           %               %                  $                 $
   2           10.25%           %               %                  $                 $
   3           15.76%           %               %                  $                 $
   4           21.55%           %               %                  $                 $
   5           27.63%           %               %                  $                 $
   6           34.01%           %               %                  $                 $
   7           40.71%           %               %                  $                 $
   8           47.75%           %               %                  $                 $
   9           55.13%           %               %                  $                 $
  10           62.89%           %               %                  $                 $
  TOTAL                                                                              $



48 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact DWS Investments at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219210        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9210           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 730-1313



SEC FILE NUMBER:
DWS Equity Trust        DWS Select Alternative Allocation Fund    811-08599



                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


(09/__/08) SAAF
[RECYCLE GRAPHIC APPEARS HERE]

                                [________, 2008]







                                   PROSPECTUS
                              ------------------
                                    CLASS S

                     DWS SELECT ALTERNATIVE ALLOCATION FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

CONTENTS




HOW THE FUND WORKS
  4      The Fund's Main Investment
         Strategy
  8      The Main Risks of Investing in
         the Fund
 20      The Fund's Performance
         History
 21      How Much Investors Pay
 23      Other Policies and Risks
 24      Who Manages and Oversees
         the Fund
 26      Financial Highlights


HOW TO INVEST IN THE FUND
 28      How to Buy Class S Shares
 29      How to Exchange or Sell
         Class S Shares
 42      Understanding Distributions
         and Taxes
 46      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the Web site does not form a part of this prospectus).

                                                Class S
  fund number

    DWS SELECT ALTERNATIVE ALLOCATION FUND



            THE FUND'S MAIN INVESTMENT STRATEGY


            The fund seeks capital appreciation. The fund seeks to achieve its objective by investing in alternative asset categories.

            The fund is a fund-of-funds, which means its assets are invested in a combination of other DWS funds, certain other securities and derivative instruments. The fund may also invest in securities of Exchange Traded Funds ("ETFs") when the desired economic exposure to a particular asset category or investment strategy is not available through a DWS fund (ETFs and DWS funds, collectively referred to as "underlying funds"). The fund may allocate its assets among underlying funds that emphasize alternative or non-traditional asset categories or investment strategies. Alternative or non-traditional asset categories and investment strategies generally may have a low correlation with the broad US stock and bond markets. The fund allocates its assets among underlying funds that emphasize the following strategies and/ or asset categories: market neutral, inflation-protection, commodities, real estate, floating rate loans, infrastructure and emerging markets.

            The fund may make allocations ranging from approximately 0 to 30% of its assets to the following underlying funds:

            - DWS Commodity Securities Fund. The fund's investment objective is capital appreciation. The fund seeks to achieve its investment objective by focusing on commodities-related securities and equity-related securities, including commodities-related structured notes and similar instruments, that the fund's Advisor believes are undervalued but have favorable prospects for appreciation. The fund is designed for investors who seek to diversify their overall portfolios by adding exposure to the commodities markets.


4 | DWS Select Alternative Allocation Fund

            - DWS Disciplined Market Neutral Fund. The fund seeks capital appreciation independent of stock market direction. It pursues its objective by investing, under normal circumstances, in long and short positions of common stock of large US companies. The managers buy, or take, long positions in common stock that the managers believe are undervalued and sell, or take, short positions in common stock that the managers believe are overvalued. The fund's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions under normal circumstances. By employing this market neutral strategy, the fund seeks to limit the fund's volatility relative to movements in the overall stock market (that is, the fund's price movements are not expected to correlate closely with the market's price movements). The managers attempt to achieve returns for the fund that exceed the return on an investment in 3-month US Treasury Bills.

            - DWS Emerging Markets Equity Fund. The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund invests primarily in common stocks. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

            - DWS Emerging Markets Fixed Income Fund. The fund seeks to provide high current income and, secondarily, long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as "junk bonds") and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer's securities are traded mainly in an emerging market, the issuer is organized under the laws of an emerging market country or is a company with more than half of its business in emerging markets) or the return on which is derived primarily from emerging markets. The fund considers


                                     DWS Select Alternative Allocation Fund  | 5

               "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. Historically, the managers have tended to emphasize Latin America, but may also invest in Asia, Africa, the Middle East and Eastern Europe. To help manage risk, the fund invests at least 65% of total assets in US dollar-denominated securities. The fund also does not invest more than 40% of total assets in any one country. The fund may invest up to 20% of net assets in debt securities from developed markets and up to 20% of net assets in US debt securities including those that are rated below investment-grade.

            - DWS Floating Rate Plus Fund. The fund seeks to provide high current income. The fund invests, under normal market conditions, at least 80% of its total assets in adjustable rate loans that have a senior right to payment ("Senior Loans") and other floating rate debt securities. The fund may also borrow money in an amount up to 33 1/3% of the fund's total assets for a range of purposes, including to create investment leverage.

            - DWS Gold & Precious Metals Fund. The fund seeks maximum return (principal change and income). The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to gold, silver, platinum or other precious metals, and in gold coin and bullion directly. These companies may be involved in activities such as exploration, mining, fabrication, processing and distribution. While the fund invests mainly in common stocks, it may invest up to 20% of net assets in high-quality debt securities of companies in precious metals and minerals operations, and debt securities whose return is linked to precious metals prices. The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

6 | DWS Select Alternative Allocation Fund

            - DWS Inflation Protected Plus Fund. The fund seeks to provide maximum inflation-adjusted return, consistent with preservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and corporations, and in derivatives related to these securities. The fund may invest the remaining portion of its assets in other types of fixed-income securities, cash or cash equivalents. In an attempt to enhance return, the fund also employs a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term and medium-term mispricings within global and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and over-the-counter forward currency contracts, and is expected to have a low correlation to the fund's investments in inflation-indexed bonds.

            - DWS RREEF Global Infrastructure Fund. The fund seeks total return from both capital appreciation and current income through investment in a global portfolio of securities of infrastructure-related companies. Under normal circumstances, the fund invests at least 80% of its net assets in the securities of US and non-US infrastructure-related companies. The fund considers a company to be an infrastructure-related company if at least 50% of its assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets. Under normal circumstances, the fund invests principally in equity securities, though the fund may also invest in fixed-income securities without limitation. The fund may invest in common and preferred stock (including convertible


                                     DWS Select Alternative Allocation Fund  | 7
               securities), rights or warrants to purchase common stock, debt securities and listed limited partnership interests. Under normal circumstances, the majority of the fund's assets are invested in securities of issuers organized or located outside the US or doing a substantial amount of business outside the US. The fund allocates its assets among various regions and countries, including exposure to emerging market countries.

            - DWS RREEF Global Real Estate Securities Fund. The fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation. The fund seeks to achieve this objective by investing primarily in publicly listed real estate investment trusts (REITs) and real estate operating companies on a global basis. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in the equity securities of REITs and real estate operating companies listed on recognized stock exchanges around the world. Equity securities include common stock, preferred stock and securities convertible into common stock.

            To maintain the target allocation, the fund will be rebalanced periodically. The portfolio managers may change the target allocation from time to time based on market conditions.

            From time to time, the underlying funds may be evaluated on their continued ability to deliver strong performance. To maintain the investment integrity of the fund, alternate underlying funds may be added to obtain exposure to new asset categories or strategies, to replace underperforming underlying funds or to enhance returns.

            The portfolio managers may evaluate the possibility of adding additional asset categories over time. A new asset category would be added if the portfolio managers determine that it will bring enhanced returns or additional diversification to the fund. Investments in new asset categories will be implemented using existing DWS funds or ETFs.


            THE MAIN RISKS OF INVESTING IN THE





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors interested in an investment that seeks capital appreciation through investment primarily in a diverse group of DWS funds.









8 | DWS Select Alternative Allocation Fund

            FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            The fund's allocations among the underlying funds will change over time, causing corresponding changes in the portfolio's risk profile.

            ASSET ALLOCATION RISK. Although asset allocation among different asset categories generally reduces risk and exposure to any one category, the risk remains that the Advisor may favor an asset category that performs poorly relative to other asset categories. To the extent that alternative asset categories underperform the general stock market, the fund would perform poorly relative to a fund invested primarily in the general stock market.

            UNDERLYING FUND INVESTMENT RISK. The fund's investments are concentrated in underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. To the extent the particular underlying funds in which the fund invests underperform their benchmarks and/ or other funds investing in the same asset class the fund would perform poorly relative to other asset allocation funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the fund's allocations among the underlying funds change from time to time, or to the extent that the expense ratios of the underlying funds changes, the weighted average operating expenses borne by the fund may increase or decrease.


            Investment risks of the fund and the underlying funds

            The investment risks below are risks of DWS Alternative Asset Allocation Fund and the underlying funds. Therefore, in the sections below, the term "fund" refers to DWS Alternative Asset Allocation Fund and the underlying funds.

            REALLOCATION RISK. From time to time, one or more underlying funds may experience relatively large investments or redemptions due to reallocations or rebalancings of the fund or other fund-of-fund products managed by the Advisor. These transactions will affect the underlying funds, since underlying funds that experience redemptions as a result of reallocations


                                     DWS Select Alternative Allocation Fund  | 9
            or rebalancings may have to sell securities and underlying funds that receive additional cash will have to invest such cash. In addition, a large redemption by a fund in a specific underlying fund could also hurt the performance of another fund currently invested in the same underlying fund. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a fund's performance to the extent that the underlying funds may be required to sell securities or invest cash at times when they would otherwise not do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying funds. The managers attempt to minimize such impact on the underlying funds to the extent consistent with pursuing the investment objective of a fund. The managers consider the impact on the underlying funds of transactions by the fund and an underlying fund may discontinue sales of shares to the fund.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

            ETF RISK. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating


10 | DWS Select Alternative Allocation Fund
            expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the fund. The fund will also incur brokerage costs when purchasing and selling shares of ETFs.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            Another factor that could affect performance is:

            - portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


            Investment risks of the underlying funds

            The investment risks below are risks of certain of the underlying funds; by investing in the underlying funds the fund is also exposed to these risks.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.


                                    DWS Select Alternative Allocation Fund  | 11

            BOND MARKET RISK. The fund is also affected by how fixed-income securities perform. Bonds could be hurt by rises in market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. To the extent that an underlying fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well. Some bonds could be paid off earlier than expected, which may hurt the performance of an underlying fund; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of an underlying fund's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

            BORROWING/LEVERAGE RISK. Because the fund may borrow money for investment purposes, commonly referred to as "leveraging," its exposure to fluctuations in the prices of its assets will be increased as compared to its exposure if the fund did not borrow. Borrowing activities by the fund will amplify any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with the additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.

            COMMODITY RISK. The fund will invest in equity securities issued by companies in commodity-related industries and other securities related to such companies. Because of this, it is subject to the risks associated with its concentration in securities of issuers in commodity-related industries. The stocks of companies in commodity-related industries may underperform the stock market as a whole. The stock prices of companies in commodity-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodity-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities


12 | DWS Select Alternative Allocation Fund
            issued by companies in commodity-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. The Advisor's judgments about trends in the prices of these securities and commodities may prove to be incorrect.

            COUNTERPARTY RISK. The fund will be subject to credit risk with respect to derivative contracts entered into by the fund or held by special purpose or structured vehicles in which the fund invests. This is a principal risk for the fund because it will invest in commodity-linked derivative instruments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Advisor typically requires that counterparties to the fund to commodity-linked derivative instruments post collateral equivalent to their obligations under the derivative. Moreover, the fund typically enters into commodity-linked derivative transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Advisor to be of comparable quality.

            CONFLICT OF INTEREST RISK. Affiliates of the Advisor may participate in the primary and secondary market for Senior Loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the Senior Loan market may restrict the fund's ability to acquire some Senior Loans, affect the timing of such acquisition or affect the price at which a Senior Loan is acquired. The Advisor does not believe that this will materially affect the fund's ability to achieve its investment objectives. Also, because the Advisor may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.


                                    DWS Select Alternative Allocation Fund  | 13

            CREDIT RISK. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. In some cases, bonds may decline in credit quality or go into default.

            CREDIT RISK. A fund purchasing Senior Loans faces the risk that the creditworthiness of the borrower may decline, causing the value of the loans to decline. In addition, a borrower may not be able to make timely payments on the interest and principal on the debt obligations it has outstanding. Any such non-payment could result in a reduction of income to the fund, a reduction in the value of the Senior Loan and a reduction in the fund's net asset value. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The fund principally invests in below investment grade floating rate loans which are considered speculative because of the credit risk of their issuers. Such issuers may be more likely to default on payments of interest and principal in response to changes in economic conditions or circumstances. The fund invests in Senior Loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. The amount of public information available with respect to Senior Loans may be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Advisor relies on its own evaluation of borrowers, but will consider, and may rely in part on, analyses performed by others. As a result, the fund is particularly dependent on the analytical abilities of the Advisor.

            INTEREST RATE RISK. The value of debt securities will change in response to interest rate changes. Generally, fixed-rate debt securities will decrease in value when interest rates rise, and will increase in value when interest rates fall. As interest rates decline, a Senior Loan in which the fund invests may be prepaid sooner than scheduled, forcing the fund to reinvest in lower-yielding securities. Prepayment may reduce the fund's


14 | DWS Select Alternative Allocation Fund
            income. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. The Senior Loans in which the fund primarily invests have adjustable interest rates. As a result, it is expected that the value of Senior Loans held by the fund will fluctuate less in response to interest rate changes than will fixed-rate debt securities. This could result in less volatility than would be expected for a fund that invests primarily in fixed-rate debt securities. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates may cause a fluctuation in the fund's value. In addition, extreme increases in prevailing interest rates may cause an increase in Senior Loan defaults which may cause a decline in the fund's value. Finally, a decrease in interest rates could adversely affect the income earned by the fund from its Senior Loans.

            LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects the fund's estimate of its value.

            MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. In addition, an increase in demand for floating rate loans may adversely affect the rate of interest payable on loans acquired by the fund, thus reducing fund returns. During periods of limited supply of Senior Loans, the fund's yield may be lower. Because the fund invests heavily in one category of loans, market risk is more pronounced for the fund than for funds that invest in a more diverse set of securities.

            INDUSTRY RISK. To the extent that an underlying fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, the real estate sector could be hurt by rising interest rates or the commodities sector could be hurt by factors affecting a particular industry or commodity such as drought, floods, weather or changes in storage costs.

            INFLATION-INDEXED BOND RISK. Although inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the fund's value. If interest rates rise due to reasons other than inflation, the fund's investment in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. Moreover, if


                                    DWS Select Alternative Allocation Fund  | 15
            the fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign index may not be correlated to the rate of inflation in the US. Such foreign investments would, in that case, not provide protection against inflation in the US. There can be no assurance that the fund's returns will reflect the real rate of inflation.

            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

            - POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

            - INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            - LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

            - REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

16 | DWS Select Alternative Allocation Fund

            - CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

            - LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

            - TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            - TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

            EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

            NON-DIVERSIFICATION RISK. This risk information applies to DWS Commodity Securities Fund, DWS Gold & Precious Metals Fund, DWS RREEF Global Infrastructure Fund and DWS RREEF Global Real Estate Securities Fund. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.


                                    DWS Select Alternative Allocation Fund  | 17
            iGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

            PREPAYMENT RISK. If a Senior Loan in which the fund invests is paid off sooner than scheduled, and interest rates are falling, the fund may be forced to reinvest the payments at lower yields.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            SHORT SALE RISK. This risk applies to DWS Disciplined Market Neutral Fund. Short sales involve the risk that the fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. In addition, because a loss incurred by the fund on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is


18 | DWS Select Alternative Allocation Fund
            theoretically unlimited. By contrast, a loss incurred by the fund on a long position arises from decreases in the value of the security held by the fund and therefore is limited by the fact that a security's value cannot drop below zero.

            The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

            The use of short sales - in effect, leveraging the fund - could increase the exposure of the fund to the market, magnify losses and increase the volatility of returns.

            On one hand, the share price of the fund may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions. On the other hand, the share price of the fund may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

            TAX RISK. This risk information applies to DWS Commodity Securities Fund. The treatment of commodity-linked notes, futures and certain other derivative instruments for purposes of qualifying as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") is not certain. The fund has obtained private letter rulings from the Internal Revenue Service ("IRS") confirming that the income and gain arising from certain types of commodity-linked notes in which the fund invests constitute "qualifying income" under the Code. Generally, if the commodity-linked instruments in which the fund invests are not regarded as producing qualifying income, the fund may fail to qualify as a RIC. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its ordinary income and capital gains at regular corporate rates (without a deduction for distributions for shareholders) which will reduce net asset value per share. When distributed, that income would also be taxable to shareholders as a dividend to the extent attributable to the fund's earnings and profits.


                                    DWS Select Alternative Allocation Fund  | 19

            A ruling issued by the IRS limits the income derived from certain commodity-linked swaps to a maximum of 10% of the fund's gross income. The fund has not invested in commodity-linked swaps and does not intend to invest in them in the future.

            IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the fund's performance if it has a small asset base. The fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the fund will obtain proportionately larger IPO allocations.

            SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, reducing the value of such a security.


            THE FUND'S PERFORMANCE HISTORY

            Since the fund is newly offered, past performance information is not available.


20 | DWS Select Alternative Allocation Fund

HOW MUCH INVESTORS PAY


This table describes the fees and expenses that you may pay if you buy and hold fund shares. The fund's shareholders directly bear the fees and expenses of the fund, subject to the Advisor's contractual obligations to waive fees or reimburse expenses to maintain the fund's operating expenses at a specified level (see "Net Annual Fund and Acquired Funds (Underlying Funds) Operating Expense"). The fund will indirectly bear its proportionate share of fees and expenses incurred by the underlying DWS funds and exchange-traded funds in which the fund is invested (see "Acquired Funds (Underlying Funds) Fees and Expenses" in the table below). This information doesn't include any fees that may be charged by your financial advisor.


FEE TABLE
 SHAREHOLDER FEES, paid directly from
 your investment                                        None
__________________________________________________________________________

 ANNUAL OPERATING EXPENSES, deducted from fund assets
___________________________________________________________________________
 Management Fee                                           %
 Distribution/Service (12b-1) Fee                       None
 Other Expenses1
 Acquired Funds (Underlying Funds) Fees
 and Expenses2,3

 TOTAL ANNUAL OPERATING EXPENSES
 Less Expense Waiver/Reimbursement4

 NET ANNUAL FUND AND ACQUIRED FUNDS
 (UNDERLYING FUNDS) OPERATING
 EXPENSES 4


1 "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

2 "Acquired Funds (Underlying Funds) Fees and Expenses" are based on the estimated amount of indirect net expenses associated with the fund's investment in the underlying funds for the current fiscal year. Actual expenses may be different.

3 "Acquired Funds (Underlying Funds) Fees and Expenses" includes the impact of dividends on short sales for investments in DWS Disciplined Market Neutral Fund. "Acquired Funds (Underlying Funds) Fees and Expenses" would be ___% excluding these dividends on short sales and "Net Annual Fund and Acquired Funds (Underlying Funds) Operating Expenses" would be __% for Class S shares without these dividends on short sales.

4 Through (month Day, Year), the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain "Total Annual Operating Expenses" at __% for Class S shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and acquired funds (underlying funds) fees and expenses (estimated at __%).

                                    DWS Select Alternative Allocation Fund  | 21

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


EXAMPLE        1 YEAR      3 YEARS
 Class S          $           $



22 | DWS Select Alternative Allocation Fund

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

           - As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           - The fund (or the underlying funds) may trade actively. This could raise transaction costs (thus lowering return) and could mean distributions at higher tax rates.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten holdings and other fund information is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


                                                  Other Policies and Risks  | 23

WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor does not receive any advisory fee for managing the fund but does receive fees as investment advisor to each underlying fund.

           The Advisor and its affiliates earn fees at varying rates for providing services to the underlying DWS funds. The Advisor may therefore have a conflict of interest in selecting the underlying DWS funds and in determining whether to invest in an ETF, from which it will not receive any fees. However, the Advisor is a fiduciary to the fund and will select investments that it believes are best suited to meet the fund's investment objective.


24 | Who Manages and Oversees the Fund

           A discussion regarding the basis for the Board's renewal of the fund's investment management agreement is contained in for the annual period dated (fiscal year-end: TBD) (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.


                                         Who Manages and Oversees the Fund  | 25

Portfolio management

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager has authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the fund.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
- Global Head of Quantitative Strategies Portfolio Management: New York.
- Joined the fund in 2008.
- BS, The Wharton School, University of Pennsylvania.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.
- Global Asset Allocation Portfolio Manager: New York.
- Joined the fund in 2008.
- BS, MS, Moscow State University; MBA, University of Chicago.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


FINANCIAL HIGHLIGHTS

Since the fund is newly offered, financial highlights information is not available.

26 | Who Manages and Oversees the Fund

HOW TO INVEST IN THE FUND

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

Please remember, CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

How to BUY Class S Shares



 FIRST INVESTMENT                              ADDITIONAL INVESTMENTS
 $2,500 or more for regular accounts          $50 or more for regular accounts and
 $1,000 or more for IRAs and UTMAs/           IRAs
 UGMAs                                        $50 or more for an account with an
 $1,000 or more for an account with an        Automatic Investment Plan
 Automatic Investment Plan

 BY MAIL OR EXPRESS MAIL (SEE BELOW)
                                              Send a DWS Investments investment
 -  Fill out and sign an application          slip or short note that includes:
 -  Send it to us at the appropriate          -  fund and class name
    address, along with an investment
    check made payable to "DWS                -  account number
    Investments"                              -  check made payable to "DWS
                                                 Investments"
 BY WIRE
 -  Call (800) 728-3337 for instructions      -  Call (800) 728-3337 for instructions

 BY PHONE
 Not available                                -  Call (800) 728-3337 for instructions

 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on our            -  To set up regular investments from a
    application including a check for the        bank checking account, call
    initial investment and a voided check       (800) 728-3337 (minimum $50)

 USING QuickBuy
 Not available                                -  Call (800) 728-3337 to make sure
                                                QuickBuy is set up on your account; if
                                                it is, you can request a transfer from
                                                your bank account of any amount
                                                between $50 and $250,000
 ON THE INTERNET
 -  Register at                               -  Call (800) 728-3337 to ensure you have
    www.dws-investments.com or log in if          electronic services
    already registered                        -  Register at www.dws-
 -  Print out a prospectus and a new             investments.com
    account application                          or log in if already registered
 -  Complete and return the application       -  Follow the instructions for buying
    with your check                              shares with money from your bank
                                                 account


--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Investments, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Investments, 210 West 10th Street, Kansas City, MO 64105-1614


28 | How to Buy Class S Shares

How to EXCHANGE or SELL Class S Shares



 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
                                                 Some transactions, including most for
 -  Exchanges into existing accounts:            over $100,000, can only be ordered in
    $50 minimum per fund                         writing with a signature guarantee;
 -  Exchanges into new accounts:                 please see "Signature Guarantee"
    $2,500 minimum per fund
    $1,000 minimum for IRAs and UTMAs/
    UGMAs

 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions

 USING THE AUTOMATED INFORMATION LINE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions

 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Your instructions should include:              Your instructions should include:
 -  the fund, class and account number          -  the fund, class and account number
    you're exchanging out of                       from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
    you want to exchange                           you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
    want to exchange into                          address, as they appear on your
                                                   account
 -  your name(s), signature(s) and
    address, as they appear on your             -  a daytime telephone number
    account
 -  a daytime telephone number

 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  To set up regular cash payments from
    fund account, call (800) 728-3337              a DWS fund account, call
                                                  (800) 728-3337

 USING QuickSell
 Not available                                  -  Call (800) 728-3337 to make sure
                                                   QuickSell is set up on your account; if
                                                   it is, you can request a transfer to your
                                                   bank account of any amount between
                                                   $50 and $250,000

 ON THE INTERNET
 -  Register at www.dws-                        -  Register at www.dws-
    investments.com or log in if already           investments.com or log in if already
    registered                                     registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
    line exchanges                                 line redemptions


--------------------------------------------------------------------------------

TO REACH US:      WEB SITE: www.dws-investments.com
                  TELEPHONE REPRESENTATIVE: (800) 728-3337, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m.- 6 p.m. ET



                                    How to Sell or Exchange Class S Shares  | 29

           Financial intermediary support payments

           The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


30 | How to Sell or Exchange Class S Shares

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


                                    How to Sell or Exchange Class S Shares  | 31
           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 728-3337.


                        Policies about transactions

                        THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.








THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Questions? You can speak to a DWS Investments representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling (800) 728-3337.




32 | How to Sell or Exchange Class S Shares

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           INITIAL PURCHASE. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and fiduciary accounts such as IRAs


                                    How to Sell or Exchange Class S Shares  | 33
           and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           Because of the high cost of servicing accounts with low balances, an account maintenance fee of $6.25 per quarter (for a $25 annual fee) will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the 15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee will apply to all shareholders of the DWS Funds except for: accounts with an automatic investment plan, accounts held in an omnibus account through a financial services firm, accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor and participant level accounts in group retirement plans held on the records of a retirement plan record keeper.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.





34 | How to Sell or Exchange Class S Shares
           fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation.


                                    How to Sell or Exchange Class S Shares  | 35

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor


36 | How to Sell or Exchange Class S Shares
           reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           The fund's market timing policies and procedures may be modified or terminated at any time.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 728-3337. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to make exchanges and to purchase and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 728-3337.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 728-3337 at a later date.

           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


                                    How to Sell or Exchange Class S Shares  | 37

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check drawn on a US bank, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept payment in the following forms: cash, money orders, traveler's checks, starter checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. In addition, the fund generally does not accept third party checks. A third party check is any check not made payable directly to DWS Investments, except for any check payable to you from one of your other DWS accounts. Under certain circumstances, the fund may accept a third party check (i) for retirement plan contributions, asset transfers and rollovers, (ii) as contributions into Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts, (iii) payable from acceptable US and state government agencies, and (iv) from other DWS funds (such as a redemption or dividend check) for investment only in a similarly registered account. Subject to the foregoing, checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature
           - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any





THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.








38 | How to Sell or Exchange Class S Shares
           member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 728-3337 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings;
           2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING



                                    How to Sell or Exchange Class S Shares  | 39

           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received by the transfer agent.

           FOR THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS, WE USE THE NAV OF THE UNDERLYING FUNDS. FOR OTHER SECURITIES, WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND OR AN UNDERLYING FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund or an underlying fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund or an underlying fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


40 | How to Sell or Exchange Class S Shares

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)


                                    How to Sell or Exchange Class S Shares  | 41

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or other distribution for a given period.

           THE FUND INTENDS TO PAY DIVIDENDS AND DISTRIBUTIONS to its shareholders in November or December and, if necessary, may do so at other times as well.

           Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at
           NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Under the terms of employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your







THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.




42 | Understanding Distributions and Taxes
           sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:
-

GENERALLY TAXED AT LONG-TERM                       GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                INCOME RATES:
DISTRIBUTIONS FROM THE FUND
- gains from the sale of                           -  gains from the sale of
  securities held (or treated as                      securities held by the fund for
  held) by the fund for more                          one year or less
  than one year                                    -  all other taxable income
- qualified dividend income

TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                          -  gains from selling fund
  shares held for more than                           shares held for one year or
  one year                                            less


           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND OR AN UNDERLYING FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders of the fund generally will not be entitled to a credit or deduction with respect to foreign taxes paid by the fund or the underlying funds. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           Investments in certain debt obligations or other securities may cause the fund to recognize taxable income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes


                                     Understanding Distributions and Taxes  | 43
           dividends received by the fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from REITs. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the long-term capital gain rate is scheduled to return to 20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund pays a dividend. In tax-advantaged retirement accounts you do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.

           FUND OF FUNDS STRUCTURE. The use of a fund of funds structure may affect the amount, timing and type of distributions from the fund, which may increase the amount of taxes payable by shareholders.


44 | Understanding Distributions and Taxes

           If the fund receives dividends from an underlying fund that qualifies as a regulated investment company and the underlying fund designates such dividends as qualified dividend income, then the fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.


                                     Understanding Distributions and Taxes  | 45

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


46 | Appendix

               DWS Select Alternative Allocation Fund - Class S



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%           %               %                  $                 $
   2           10.25%           %               %                  $                 $
   3           15.76%           %               %                  $                 $
   4           21.55%           %               %                  $                 $
   5           27.63%           %               %                  $                 $
   6           34.01%           %               %                  $                 $
   7           40.71%           %               %                  $                 $
   8           47.75%           %               %                  $                 $
   9           55.13%           %               %                  $                 $
  10           62.89%           %               %                  $                 $
  TOTAL                                                                              $



                                                                  Appendix  | 47

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 728-3337, or contact DWS Investments at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219151        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9151           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 728-3337



SEC FILE NUMBER:
DWS Equity Trust        DWS Select Alternative Allocation Fund    811-08599


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


(09/__/08) SAAF
 [RECYCLE GRAPHIC APPEARS HERE]

                                DWS EQUITY TRUST

                     DWS Select Alternative Allocation Fund
                   (Class A, C and Institutional Class Shares)




                       STATEMENT OF ADDITIONAL INFORMATION

                                [_________, 2008]




This Statement of Additional Information (the "SAI") is not a prospectus and should be read in conjunction with the prospectuses (each a "Prospectus" and collectively the "Prospectuses") dated [________, 2008] for Class A, Class C and Institutional Class shares (the "Shares") for DWS Select Alternative Allocation Fund (the "Fund"), a series of DWS Equity Trust (the "Trust"), copies of which may be obtained without charge by contacting DWS Investments Distributors, Inc. (the "Distributor"), 222 South Riverside Plaza, Chicago, Illinois 60606-5808 or calling (800) 621-1148, or from the firm from which this SAI was obtained and are available along with other materials on the Securities and Exchange Commission's ("SEC" or the "Commission") Internet Web site (http://www.sec.gov).

When available, portions of the Annual Report to Shareholders of the Fund, dated ____________, 2008, may be obtained without charge from Shareholder Services by calling (800) 621-1048.

This Statement of Additional Information is incorporated by reference into the corresponding Prospectus for each class of shares of the Fund.



                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

INVESTMENT RESTRICTIONS......................................................2

INVESTMENT POLICIES AND TECHNIQUES...........................................3

INVESTMENT POLICIES AND TECHNIQUES OF THE UNDERLYING DWS FUNDS...............6
         Portfolio Holdings.................................................35

MANAGEMENT OF THE FUND......................................................36
         Portfolio Management...............................................37

FUND SERVICE PROVIDERS......................................................43
         Administrator......................................................43
         Distributor and Underwriter........................................43
         Custodian, Transfer Agent and Shareholder Service Agent............46
         Independent Registered Public Accounting Firm......................47
         Legal Counsel......................................................47

PORTFOLIO TRANSACTIONS......................................................48

PURCHASE AND REDEMPTION OF SHARES...........................................51

DIVIDENDS...................................................................65

FEDERAL INCOME TAXES........................................................66

NET ASSET VALUE.............................................................72

TRUSTEES AND OFFICERS.......................................................72

TRUST ORGANIZATION..........................................................81

PROXY VOTING GUIDELINES.....................................................82

FINANCIAL STATEMENTS........................................................84

ADDITIONAL INFORMATION......................................................84

APPENDIX....................................................................85

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

The Fund has elected to be classified as a diversified series of an open-end management investment company.

As a matter of fundamental policy, the Fund may not:

(1) borrow money, except as permitted under the Investment Company Act of 1940 (the "1940 Act"), as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted by or modified by regulatory authority having jurisdiction, from time to time; except that the Fund may concentrate in an underlying DWS Fund;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investment secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6) purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; or

(7) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Trustees of the Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Fund's affairs. These represent intentions of the Trustees based upon current circumstances. Such non-fundamental policies may be changed or amended by the Trustees of the Trust without prior notice to or approval of shareholders.

As a matter of non-fundamental policy, the Fund currently does not intend to:

(a)  invest in companies for the purpose of exercising management or control;

(b) borrow money in an amount greater than 5% of its total assets except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings.

The Fund will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 15% of the Fund's net assets valued at the time of the transaction would be invested in such securities.

To meet requirements contained in the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company, the Fund must limit its investments so that at the close of each quarter of its taxable year
(1) no more than 25% of the value of its total assets is invested in (a) the securities (other than US Government securities or securities of a regulated investment company) of a single issuer or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (b) in the securities of one or more qualified publicly traded partnerships (as discussed in "Federal Income Taxes" below), and (2) at least 50% of the value of its total assets is represented by cash, cash items (including receivables), government securities, securities of other regulated investment companies, and other securities of any issuer that does not represent more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities.

Master/feeder Fund Structure. To the extent permissible by applicable law, the Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while participating in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets through a master/feeder fund structure. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

This section explains the extent to which the Advisor can use various investment vehicles and strategies in managing the Fund's assets. Descriptions of the investment techniques and risks associated with the Fund appear herein. In the case of the Fund's principal investment strategies, these descriptions elaborate upon discussions contained in the Prospectuses.

The Fund is a diversified series of the Trust, an open-end management investment company which continuously offers and redeems shares at net asset value. The Fund is a series of the type commonly known as a mutual fund. The Fund offers the following classes of shares: Class A, Class C, Class S and Institutional Class. Each class has its own features and policies. Class A, Class C and Institutional Class are described herein. Class S shares of the Fund are described in a separate Statement of Additional Information.

In general, within the restrictions outlined here and in the Fund's Prospectuses, the Advisor has broad powers to decide how to invest Fund assets, including the power to hold them uninvested.

Borrowing. The Fund may borrow money for temporary, emergency or other purposes, including investment leverage purposes, as determined by the Trustees. The 1940 Act requires borrowings to have 300% asset coverage. The Fund may also enter into reverse repurchase agreements.

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the Fund's expense ratio.

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover the Fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. The Fund may use Uninvested Cash to purchase shares of affiliated money market funds or shares of Cash Management QP Trust, or other entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of "investment company" pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds"), provided that any Central Funds will operate in accordance with Rule 2a-7 under the 1940 Act. Investments in such cash management vehicles may exceed the limits of Rule 12(d)(1)(A).

Risk Factors of Underlying DWS Funds

In pursuing their investment objectives, each of the DWS funds in which the Fund is permitted to invest ("Underlying DWS Funds") is permitted investment strategies in a wide range of investment techniques. The Underlying DWS Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Advisor. Further information about the Underlying DWS Funds is contained in the prospectuses of such funds. Shareholders of the Fund will be affected by the portfolio management strategies and investment policies of the Underlying DWS Funds in direct proportion to the amount of assets the Fund allocates to each Underlying DWS Fund.

The following is a list of the Underlying DWS Funds in which the Fund currently may invest.

o    DWS Commodity Securities Fund

o    DWS Disciplined Market Neutral Fund

o    DWS Gold & Precious Metals Fund

o    DWS Emerging Markets Equity Fund

o    DWS Emerging Markets Fixed Income Fund

o    DWS Inflation Protected Plus Fund

o    DWS RREEF Global Infrastructure Fund

o    DWS RREEF Global Real Estate Securities Fund

Initially, the Fund intends to make allocations ranging from approximately 0%-30% of its assets in each of the following underlying funds:

DWS Commodity Securities Fund. The fund's investment objective is capital appreciation. The fund seeks to achieve its investment objective by focusing on commodities-related securities and equity-related securities, including commodities-related structured notes and similar instruments, that the Advisor believes are undervalued but have favorable prospects for appreciation. The fund is designed for investors who seek to diversify their overall portfolios by adding exposure to the commodities markets.

DWS Disciplined Market Neutral Fund. The fund seeks capital appreciation independent of stock market direction. It pursues its objective by investing, under normal circumstances, in long and short positions of common stock of large US companies. The managers buy, or take, long positions in common stock that the managers believe are undervalued and sell, or take, short positions in common stock that the managers believe are overvalued. The fund's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions under normal circumstances. By employing this market neutral strategy, the fund seeks to limit the fund's volatility relative to movements in the overall stock market (that is, the fund's price movements are not expected to correlate closely with the market's price movements). The managers attempt to achieve returns for the fund that exceed the return on an investment in 3-month US Treasury Bills.

DWS Emerging Markets Equity Fund. The fund seeks long term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund invests primarily in common stocks. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

DWS Emerging Markets Fixed Income Fund. The fund seeks to provide high current income and, secondarily, long term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as "junk bonds") and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer is traded mainly in an emerging market, is organized under the laws of an emerging market country or is a company with more than half of its business in emerging markets) or the return on which is derived primarily from emerging markets. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. Historically, the managers have tended to emphasize Latin America, but may also invest in Asia, Africa, the Middle East and Eastern Europe. To help manage risk, the fund invests at least 65% of total assets in US dollar-denominated securities. The fund also does not invest more than 40% of total assets in any one country. The fund may invest up to 20% of net assets in debt securities from developed markets and up to 20% of net assets in US debt securities including those that are rated below investment-grade.

DWS Gold & Precious Metals Fund. The fund seeks maximum return (principal change and income). The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to gold, silver, platinum or other precious metals, and in gold coin and bullion directly. These companies may be involved in activities such as exploration, mining, fabrication, processing and distribution. While the fund invests mainly in common stocks, it may invest up to 20% of net assets in: high-quality debt securities of companies in precious metals and minerals operations; and debt securities whose return is linked to precious metals prices. The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

DWS Inflation Protected Plus Fund. The fund seeks to provide maximum inflation-adjusted return, consistent with preservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and corporations and derivatives related to these securities. The fund may invest the remaining portion of its assets in other types of fixed-income securities, cash or cash equivalents. In an attempt to enhance return, the fund also employs a global tactical asset allocation overlay strategy. This strategy which the fund's advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short- and medium-term mispricings with global bond and currency markets.

DWS RREEF Global Infrastructure Fund. The fund seeks total return from both capital appreciation and current income through investment in a global portfolio of securities of infrastructure-related companies. Under normal circumstances, the fund invests at least 80% of its net assets in the securities of US and non-US infrastructure-related companies. The fund considers a company to be an infrastructure-related company if at least 50% of its assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets. Under normal circumstances, the fund invests principally in equity securities, though the fun may also invest in fixed-income securities without limitation. The fund may invest in common and preferred stock (including convertible securities), rights or warrants to purchase common stock, debt securities and listed limited partnership interests. Under normal circumstances, the majority of the fund's assets are invested in securities of issuers organized or located outside the US or doing a substantial amount of business outside the US. The fund allocates its assets among various regions and countries, including exposure to emerging market countries.

DWS RREEF Global Real Estate Securities Fund. The fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation. The fund seeks to achieve this objective by investing primarily in publicly listed real estate investment trusts (REITs) and real estate operating companies on a global basis. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in the equity securities of REITs and real estate operating companies listed on recognized stock exchanges around the world. Equity securities include common stock, preferred stock and securities convertible into common stock.

         INVESTMENT POLICIES AND TECHNIQUES OF THE UNDERLYING DWS FUNDS

Descriptions in this SAI of a particular investment practice or technique in which the Underlying DWS Funds may engage or a financial instrument which the Underlying DWS Funds may purchase (such as options, etc.) are meant to describe the spectrum of investments that the Advisor in its discretion, might, but is not required to, use in managing the fund's assets. Not all funds may engage in all of the practices described below and a fund's ability to engage in any technique or strategy is subject to the investment policies and techniques contained in its prospectus and Statement of Additional Information. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more funds, but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the fund but, to the extent employed, could from time to time have a material impact on the fund's performance.

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The mortgage-backed securities either issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA" or "Fannie Mae") ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the US Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these mortgage-backed securities have historically exceeded the yields on other types of US Government securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, a fund's net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other mortgage-backed securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Asset-backed securities (other than mortgage-backed securities) present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. Asset-indexed securities are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. A fund will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). A fund may purchase asset-indexed securities to the extent permitted by law.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

Bank Loans. Bank loans are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. The fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation." When a fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the fund. In certain cases, a fund may buy bank loans on a participation basis, if for example, the fund did not want to become party to the bank agreement. However, in all cases, a fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each fund does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the funds' volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a fund's borrowings will be fixed, a fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Collateralized Mortgage Obligations ("CMOs"). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

Commercial Paper. A fund may invest in commercial paper issued by major corporations under the Securities Act of 1933, as amended (the "1933 Act") in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a fund's Board, if a particular investment in
Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Custodial Receipts. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see "US Government Securities" below) are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

A fund may acquire US Government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US Government securities for federal income tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service (the "IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as a fund. CATS and TIGRS are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by a fund. Each fund is not aware of any binding legislative, judicial or administrative authority on this issue.

Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a fund's investment policies, a fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities will usually involve currencies of foreign countries, and because a fund may hold foreign currencies and forward foreign currency exchange contracts ("forward contracts"), futures contracts and options on futures contracts on foreign currencies, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs in connection with conversions between various currencies.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock in yen remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts (or options thereon) to purchase or sell foreign currencies. (See "Strategic Transactions and Derivatives" below.)

Foreign Fixed Income Securities. Because most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a fund's goals may depend more upon the abilities of the underlying funds' advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund's investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund's identification of such condition until the date of the SEC action, a fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund's Board.

High Yield/High Risk Bonds. A fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the underlying fund's advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the underlying fund's advisor (or subadvisor) not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund's investment objective by investment in such securities may be more dependent on the underlying fund's advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the underlying fund's advisor will determine whether it is in the best interests of a fund to retain or dispose of such security.

Prices for high-yield may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would further restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the high-yield acquired by a fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund's portfolio as the fund's assets increase (and thus have a more limited effect on the fund's performance).

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

Each fund's Board has approved guidelines for use by its advisor in determining whether a security is liquid or illiquid. Among the factors an advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Integrated Global Alpha Platform Strategy ("iGAP Strategy") (for DWS Inflation Protected Bond Fund). In addition to the Fund's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. The global tactical asset allocation strategy, which the Advisor calls iGAP, is a total return strategy designed to add value by benefiting from short-term and medium-term mispricings within global equity, bond and currency markets. iGAP is expected to have a low correlation to the performance of underlying funds.

The iGAP strategy combines diverse macro investment views from various investment teams within Deutsche Asset Management. Because a single investment approach rarely works in all market conditions, the teams are chosen to diversify investment approaches thereby enhancing the expected return for a given level of risk. The collective views are then used to determine iGAP's positions using a disciplined, risk managed process. The result is a collection of long and short investment positions within global equity, bond and currency markets designed to generate excess returns that have little correlation to major markets. The equity, bond and currency positions are then implemented by the iGAP portfolio managers using exchange-traded futures and over-the-counter forward currency transactions. The iGAP portfolio managers consider factors such as liquidity, cost, margin requirement and credit quality when selecting the appropriate derivative or other instrument. When used as a part of the iGAP strategy, derivatives and other instruments generally will not be used for hedging purposes.

Interfund Borrowing and Lending Program. Each fund has received exemptive relief from the SEC, which permits the funds to participate in an interfund-lending program among certain investment companies advised by the Advisor. The interfund-lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and
(2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the funds are actually engaged in borrowing through the interfund lending program, such borrowings will comply with each fund's non-fundamental policies.

Investing in Emerging Markets. A fund's investments in foreign securities may be in developed countries or in countries considered by a fund's advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a fund to suffer a loss of value in respect of the securities in a fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund's identification of such condition until the date of the SEC action, a fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund's Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US. Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a fund defaults, a fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a fund or to entities in which a fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and the limitations of the 1940 Act. Each DWS Fund that makes its shares available to other DWS funds pursuant to a "fund-of-funds" arrangement has adopted a non-fundamental policy that prohibits it from investing in other investment companies in reliance on Sections 12(d)(1)(G) or 12(d)(1)(F). A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

Investment-Grade Bonds. When the Advisor believes that it is appropriate to do so in order to achieve a fund's objectives, a fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Micro-Cap Companies. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and FHLMC. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the underlying fund's advisor determines that the securities meet a fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which the fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the underlying fund's advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield and may be viewed as a form of leverage.

Securities of Foreign Issuers. A Fund's investments in the securities of foreign issuers may be made directly or in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs", also referred to as International Depositary Receipts, "IDRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent, and while designed for use as alternatives to the purchase of the underlying securities in their national markets and currencies, are subject to the same risks as the foreign securities to which they relate.

ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and GDRs or IDRs are issued outside the United States. EDRs (CDRs) and GDRs (IDRs) are typically issued by non-US banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in US securities markets, and EDRs (CDRs) and GDRs (IDRs) in bearer form are designed for use in European and non-US securities markets, respectively. For purposes of the Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Small Companies. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Impact of Sub-Prime Mortgage Market. A fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, the Fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, may be required to accrue daily for federal income tax purposes their share of the stated interest and OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

US Government Securities. There are two broad categories of US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as FHLMC Bonds and FNMA Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable and Floating Rate Instruments. A fund may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. When holding such an instrument, a fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by a fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a fund's investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or during periods in which a fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a fund will be subject to a fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the fund may not demand payment of the principal amount of such instruments within seven days.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. A fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include municipal securities, securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including TIGRS and CATS. The underlying US Treasury Bonds and Notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal income tax and securities purposes, in their opinion purchasers of such certificates, such as a fund, most likely will be deemed the beneficial holder of the underlying US Government securities. A fund intends to adhere to the current SEC staff position that privately stripped obligations should not be considered US Government securities for the purpose of determining if a fund is "diversified" under the 1940 Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells.

The Fund may engage in the following derivatives transactions directly or indirectly through its investments in the Underlying DWS Funds. In addition, as noted above, certain Underlying DWS Funds will invest in futures and forward contracts as part of the Underlying DWS Fund's iGAP investment strategy.

Strategic Transactions and Derivatives

A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, certain Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund's income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be "covered" (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of a fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as hedges against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary or futures commission merchant as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The Underlying DWS Funds are exempt from Commodity Pool Operator registration.

Hedging Strategies. A fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with a fund's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain desired portfolio duration or to protect against market risk should a fund change its investments among different types of fixed income securities.

A fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, a fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for a fund;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on a fund's ability to purchase or sell portfolio investments at advantageous times due to the need for a fund to maintain "cover" or to segregate securities; and

o the possibility that a fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of a fund's assets.

To the extent that a fund engages in the strategies described above, a fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a fund may be unable to close out a position without incurring substantial losses, if at all. A fund is also subject to the risk of default by a counterparty to an off-exchange transaction.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A fund may engage in currency transactions with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the underlying fund's advisor.

A fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Swaps will be entered in on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with each fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as each fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Each fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from another NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the counterparty, each fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. Where a fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, a fund would be subject to investment exposure on the notional amount of the swap. A fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. A fund currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with a fund's restrictions on investing in illiquid securities.

If a fund is a buyer of a credit default swap and no event of default occurs, a fund will lose its investment and recover nothing. However, if a fund is a buyer and an event of default occurs, a fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly.

A fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the fund is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the fund's restrictions on investing in illiquid securities.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund's obligations or to segregate cash or liquid assets equal to the amount of a fund's obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectuses. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") is part of Deutsche Asset Management ("DeAM"), and is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Trust, with headquarters at 345 Park Avenue, New York, New York 10154, DIMA makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Board. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

Pursuant to an Investment Management Agreement (the "Agreement"), the Advisor provides continuing investment management of the assets of the Fund. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for the Fund, and with whom the orders for investments are placed, consistent with the Fund's policies as stated in its Prospectuses and SAI, or as adopted by the Fund's Board. The Advisor will also monitor, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies. The Agreement was approved by the Board on __________ and is effective as of ________.

The Advisor provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Agreement, (unless otherwise provided in the agreement or as determined by the Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund's shareholders.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice.

The Agreement will continue in effect from year to year only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund.

The Fund pays the Advisor an advisory fee at the annual rate of ____% of its average daily net assets. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income.

[Through __________, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the fund's total annual operating expenses at ____%, ____% and ____%, for Class A, Class C and Institutional Class shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and acquired funds (underlying funds) fees and expenses.]

Because the Fund has not commenced operations as of the date of this SAI, the Fund does not have any advisory fee information to report.

[The Board and shareholders have approved a subadviser policy for the Fund (the "Subadviser Approval Policy"). The Subadviser Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of the Independent Board Members, to terminate an existing suadvisor or sub-subadvisor and hire another sub-advisor or sub-subadvisor, as applicable, and materially amend an existing subadvisory agreement or sub-subadvisory agreement without obtaining shareholder approval. The Fund could not implement the Subadviser Approval Policy without the Securities and Exchange Commission (the "SEC") granting the Fund exemptive relief. A number of other mutual fund complexes have obtained exemptive relief with respect to an advisor's ability to appoint, replace or amend the subadvisory agreement with unaffiliated subadvisors and subadvisors that are wholly owned subsidiaries of the advisor. However, exemptive relief with regard to an advisor's ability to appoint, replace or amend the subadvisory agreement with a subadvisor, who is affiliated with, but not wholly owned subsidiary of the advisor, without shareholder approval, would be more expansive relief than previously granted by the SEC. In addition, exemptive relief with regard to an advisor's ability to appoint, replace or amend a sub-subadvisory agreement with a sub-advisor, without shareholder approval, would be more expansive relief than previously obtained by other mutual fund complexes. Accordingly, there can be no assurance that the Fund's exemptive application will be granted by the SEC or that it will be sufficiently broad to allow the Fund to implement the Subadviser Approval Policy as described above. The SEC also has proposed Rule 15a-5 under the Investment Company Act of 1940, as amended (the "1940 Act") in October 2003 to permit the appointment and termination of subadvisors and amendment to subadvisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 under the 1940 Act since its proposal and there are no assurances that the rule will be adopted as proposed. The Fund and the Advisor will be subject to the conditions imposed by the SEC (either by an exemptive order or as part of the final rule) whenever the Advisor acts under the Subadviser Approval Policy, including any shareholder notice requirements.]

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Portfolio Management

The Fund is managed by a team of investment professionals who each play an important role in the Fund's management process. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources.

The Fund is managed by a team of Portfolio Managers across a range of investment strategies. The Portfolio Managers are responsible for the Fund's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each Portfolio Manager on the team has authority over all aspects of the Fund's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of [____________, 2008].

                                                       Dollar Range of                    Dollar Range of All DWS
Name of Portfolio Manager                              Fund Shares Owned                      Fund Shares Owned
-------------------------                              -----------------                      -----------------

Inna Okounkova
Robert Wang
Thomas Picciochi

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of [____________, 2008].

Other SEC Registered Investment Companies Managed:

                                                                                 Number of
                                       Number of        Total Assets of         Investment          Total Assets of
                                      Registered          Registered         Company Accounts        Performance-
                                      Investment          Investment         with Performance-         Based Fee
Name of Portfolio Manager              Companies           Companies             Based Fee             Accounts
-------------------------              ---------           ---------             ---------             --------

Inna Okounkova
Robert Wang
Thomas Picciochi

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                                                                 Investment
                                      Number of                               Vehicle Accounts      Total Assets of
                                       Pooled          Total Assets of              with             Performance-
                                     Investment       Pooled Investment         Performance-           Based Fee
Name of Portfolio Manager             Vehicles             Vehicles              Based Fee             Accounts
-------------------------             --------             --------              ---------             --------

Inna Okounkova
Robert Wang
Thomas Picciochi

Other Accounts Managed:

                                                                                 Number of
                                                                               Other Accounts       Total Assets of
                                      Number of                                     with             Performance-
                                        Other          Total Assets of          Performance-           Based Fee
Name of Portfolio Manager             Accounts          Other Accounts           Based Fee             Accounts
-------------------------             --------          --------------           ---------             --------

Inna Okounkova
Robert Wang
Thomas Picciochi

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Fees and Expenses of Underlying Funds

TO BE UPDATED

[As noted above, the Fund will bear its pro rata share of the Underlying DWS Funds' fees and expenses.

The management fees and total operating expenses of the Underlying DWS Funds are described in the following table. Reimbursement and or waiver arrangements applicable to certain Underlying DWS Funds caused the net fees and/or expenses for those funds to be lower than the values below.

                                                                                                       Management
Name of Fund                                                 Fiscal Year End     Total Expenses (%)     Fees (%)
------------                                                 ---------------     ------------------     --------

DWS Commodity Securities Fund(1,2)                                 6/30                 1.25              1.05
DWS Disciplined Market Neutral Fund(1,3)                           8/31                 3.36              1.35
DWS Gold & Precious Metals Fund (4)                               10/31                 1.16              0.87
DWS Emerging Markets Equity Fund(5)                               10/31                 1.44              1.01
DWS Emerging Markets Fixed Income Fund (6)                        10/31                 1.05              0.67
DWS Inflation Protected Plus Fund(1,7)                             9/30                 1.29              0.50
DWS RREEF Global Infrastructure Fund(8)                           12/31                 1.41              0.90
DWS RREEF Global Real Estate Securities Fund(9)                   12/31                 1.30              1.00

(1)      Management Fee includes 0.10% administration fee.

(2) Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.25% for the Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

(3) Through November 20, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.45% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest (estimated at 0.37%), and dividend expenses on short sales (estimated at 0.87%).

(4) Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund so that total operating expenses will not exceed 1.23% for Institutional Class shares, excluding certain expenses, taxes, brokerage, interest and expenses of acquired funds (underlying funds). Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.

(5) Through September 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.71% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(6) Through September 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.13% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.

(7) Through January 31, 2009, the Advisor has contractually agreed to waive a portion of its fees and reimburse expenses so that total annual operating expenses will not exceed 0.65%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(8) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.25% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(9) Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.26% for Institutional Class shares, excluding certain expenses, such as extraordinary expenses, taxes, brokerage and interest.]

Code of Ethics

The Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, to ensure that the interests of the Fund's shareholders come before the interests of the people who manage the Fund. Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying or selling any real estate securities or any securities sold in private placements in which the person has, or by reason of the transaction acquires, any direct or indirect beneficial ownership without the prior approval of the Fund's compliance officer.

The Advisor and its affiliates (including the Fund's distributor, DWS Investments Distributors, Inc. (the "Distributor")) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

                             FUND SERVICE PROVIDERS

Administrator

DIMA also serves as the Trust's administrator (the "Administrator") pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, the Administrator provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, fund accounting services for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the Administrator a fee, computed daily and paid monthly, of 0.100% of the Fund's daily net assets.

As the Fund commenced operations on [__________, 2008], the Fund has not yet incurred an administration fee.

Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. The Administrator provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between the Administrator and State Street Bank and Trust Company ("SSB"), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Fund.

Pursuant to DeAM procedures approved by the Board on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Board of the DWS funds receive periodic reports regarding the implementation of these procedures.

Distributor and Underwriter

Pursuant to an Underwriting and Distribution Services Agreement ("Distribution Agreement") and a separate Shareholder Services Agreement ("Services Agreement"), DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 ("DIDI") is the principal underwriter and distributor for the Class A, C, S and Institutional Class shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. DIDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. DIDI bears all of its expenses of providing services pursuant to the Services Agreement between DIDI and the Fund, including the payment of service fees. The Fund pays the cost for the Prospectuses and shareholder reports to be set in type and printed for existing shareholders, and DIDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DIDI also pays for supplementary sales literature and advertising costs. DIDI is a wholly owned subsidiary of Deutsche Bank AG.

The Distribution Agreement for the Fund, dated _________, 2008, was initially approved by the Trustees on ______, 2008, and will continue in effect for an initial two year period and from year to year thereafter, only if its continuance is approved for each class at least annually by a vote of the Board of Trustees of the Trust, including the Independent Trustees who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by DIDI upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of (i) a majority of the Board of Trustees or (ii) a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement or (iii) a "majority of the outstanding voting securities," as defined under the 1940 Act. The Distribution Agreement may not be amended for a class to increase the fee to be paid by the Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement. The provisions concerning the continuation, amendment and termination of the Distribution Agreement are on a class-by-class basis.

DIDI will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Fund to the public. DIDI will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a Rule 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses.

Note: Although Institutional Class shares of the Fund do not have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the Distribution Agreement.

DIDI currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that DIDI accepts orders for shares at net asset value plus any applicable sales charge. DIDI has made no firm commitment to acquire shares of the Fund.

Information services are provided to the Fund on behalf of Class A and Class C shareholders under the Services Agreement (described below) with DIDI. The Services Agreement continues in effect for an initial two year period and from year to year thereafter so long as such continuance is approved for the Fund at least annually by a vote of the Board of Trustees for the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Service Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by DIDI upon 60 days' notice. Termination with respect to the Class A and C shares of the Fund may be by a vote of (i) the majority of the Board of Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement or (ii) a "majority of the outstanding voting securities," (as defined under the 1940 Act) of the Class A or C shares. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

The Services Agreement authorizes the Fund to pay DIDI a services fee computed at an annual rate of up to 0.25% of the average daily net assets of Class A and C shares.

DIDI pays all expenses of distribution of the Fund's Class A shares under the Distribution Agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase and Redemption of Shares," DIDI retains the sales charge upon the purchase of Class A shares and pays or allows concessions or discounts to firms for the sale of the Fund's shares. DIDI receives no compensation from the Fund as principal underwriter for Class A and Institutional shares, except as noted below. DIDI receives compensation from the Fund as principal underwriter for Class C. The Fund pays DIDI a services fee pursuant to a Rule 12b-1 Plan, computed at an annual rate of 0.25% of the average daily net assets of the Class A shares, as set forth in the Services Agreement.

Rule 12b-1 Plan

Class C

Distribution Services. The Fund has adopted a plan under Rule 12b-1 (the "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class C shares that are used by DIDI to pay for distribution services for that class. Because 12b-1 fees are paid out of class assets on an ongoing basis they will, over time, increase the cost of an investment and cost more than other types of sales charges.

Since the Distribution Agreement provides for fees payable as an expense of the Class C shares that are used by DIDI to pay for distribution services for that class, that Agreement is approved and reviewed in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

If the Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease, and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by DIDI in excess of its fees under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to reimburse DIDI for its expenses incurred. The Rule 12b-1 Plan may not be amended for a class to increase the fee to be paid by the Fund with respect to such class without approval by a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Rule 12b-1 Plan.

For its services under the Distribution Agreement, DIDI is paid monthly a fee from Class C shares' net assets at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by DIDI or the Fund. DIDI also receives any contingent deferred sales charges.

Class A and C shares

Shareholder Services. Pursuant to the Rule 12b-1 Plan, shareholder or administrative services are provided to the Fund on behalf of Class A and C shareholders under the Services Agreement with DIDI. DIDI bears all of its expenses of providing services pursuant to the Services Agreement between DIDI and the Fund, including the payment of service fees. The Fund pays DIDI a shareholder services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of Class A and C shares of the Fund.

DIDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A Shares, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class C Shares, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. Except that DIDI does not advance the first year service fee to firms for sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class C Shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by DIDI or the Fund. Firms to which service fees may be paid include affiliates of DIDI. In addition, DIDI may from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

DIDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for the Fund. Currently, the services fee payable to DIDI is payable at an annual rate of up to 0.25% based upon Fund assets in accounts for which a firm provides shareholder or administrative services and at the annual rate of up to 0.15% based upon Fund assets in accounts for which there is no firm of record (other than DIDI) listed on the Fund's records. The effective shareholder or administrative services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides shareholder or administrative services.

As the Fund commenced operations on [__________, 2008], the Fund has not yet incurred 12b-1 distribution or service fees; or paid underwriting commissions.

Custodian, Transfer Agent and Shareholder Service Agent

Custodian. State Street Bank and Trust Company (the "Custodian" or "SSB"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Fund. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. The Custodian will withhold foreign taxes and file foreign tax reclaims.

Transfer Agent and Shareholder Service Agent. DWS Investments Service Company ("DISC" or the "Transfer Agent"), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) maintains record shareholder accounts, and (ii) makes periodic reports to the Trust's Board of Trustees concerning the operations of the Fund.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account (as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing functions to DST. The costs and expenses of such delegation are borne by DISC, not by the Fund.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as independent registered public accounting firm for the Fund and will audit the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund and as co-counsel to the Independent Trustees.

Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as co-counsel to the Independent Trustees.

Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") (now known as the Financial Industry Regulatory Authority, or "FINRA") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and DWS Scudder Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI")) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS Funds' (now known as the DWS Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             PORTFOLIO TRANSACTIONS

As a fund-of-funds, the Fund invests in shares of other DWS Funds, which are purchased directly from the issuer. The following discussion applies to the Fund's other investments.

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes the Fund. Services received from broker-dealers that executed securities transactions for the Fund will not necessarily be used by the Advisor specifically to service the Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Fund to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

The Fund has not incurred any brokerage commissions as of the date of this Statement of Additional Information.

Securities of Regular Broker-Dealers. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during its most recent fiscal year. Since the Fund commenced operations on June 24, 2008, the Fund did not hold any securities of its regular brokers or dealers as of the date of this Statement of Additional Information.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a fund (i.e., 100% or higher) result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the fund's shareholders, particularly if that fund's primary investments are equity securities. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet the Fund's objective.

The Fund commenced operations on _________, 2008, therefore it did not have any portfolio turnover information as of the date of this Statement of Additional Information. The portfolio turnover rates of the Underlying DWS Funds for the two most recent fiscal periods are as follows:

                                                           Fiscal Year      FY 2008 Portfolio     FY 2007 Portfolio
Name of Underlying DWS Funds                                   End          Turnover Rate (1)     Turnover Rate (2)
----------------------------                                   ---          -----------------     -----------------

DWS  Commodity Securities Fund                                 6/30               117%                   80%
DWS Disciplined Market Neutral Fund                            8/31              1,009%                  N/A
DWS Gold & Precious Metals Fund                               10/31                52%                   69%
DWS Emerging Markets Equity Fund                              10/31                98%                   145%
DWS Emerging Markets Fixed Income Fund                        10/31               173%                   224%
DWS Inflation Protected Plus Fund                              9/30               167%                   331%
DWS RREEF Global Infrastructure Fund                          12/31                N/A                   N/A
DWS RREEF Global Real Estate Securities Fund                  12/31                71%                   28%

(1)      As of each Underlying DWS Fund's most recent fiscal reporting period.

(2)      As of each Underlying DWS Fund's previous fiscal reporting period.

For certain Underlying DWS Funds, the increase in portfolio turnover rates for the most recent fiscal year was due to the general market conditions and increased volatility.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of the Fund next determined after receipt in good order by DIDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DIDI ("trade date").

Certificates. Share certificates will not be issued.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

The Fund has authorized one or more financial service institutions, including certain members of FINRA other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

DIDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Investments Wholesalers"). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories -- "Strategic," "Tactical" or "all other funds" -- taking into consideration, among other things, the following criteria, where applicable:

o The Fund's consistency with DWS Investments' branding and long-term strategy;

o    The Fund's competitive performance;

o    The Fund's Morningstar rating;

o The length of time the Fund's Portfolio Managers have managed the Fund/Strategy;

o    Market size for the fund category;

o    The Fund's size, including sales and redemptions of the Fund's shares.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Investments, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Strategic and Tactical categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Strategic funds, less for Tactical funds and the lowest for all other funds. The level of compensation among these categories may differ significantly.

The prospect of receiving, or the receipt of, additional compensation by a DWS Investments Wholesaler under the Plan may provide an incentive to favor marketing the Strategic or Tactical funds over all other funds. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Investments' Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-investments.com or calling (800) 621-1048. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DIDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectuses and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the fund prospectus.

The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and DIDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

In addition to the discounts or commissions described herein and the prospectus, DIDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by DIDI.

Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the two compensation schedules as follows:

                  Compensation Schedule #1:                                  Compensation Schedule #2:
        Retail Sales and DWS Investments Flex Plan(1)                   DWS Investments Retirement Plans(2)
        ---------------------------------------------                   -----------------------------------

                                      As a Percentage of              Amount of              As a Percentage of
     Amount of Shares Sold              Net Asset Value              Shares Sold              Net Asset Value
     ---------------------              ---------------              -----------              ---------------

 $1 million to $3 million                     1.00%                 Over $3 million             0.00% - 0.50%
 Over $3 million to $50 million               0.50%                        --                          --
 Over $50 million                             0.25%                        --                          --

 (1) For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in the Fund and other funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.

Except as provided below, for sales of Class C shares, DIDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates, DIDI does not advance the first year distribution fee and for periods after the date of sale, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DIDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to ..25% of sales of the Fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank group
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                      Sales Charge
                                                                      ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of     As a Percentage of     as a Percentage of
Amount of Purchase                            Offering Price       Net Asset Value*        Offering Price
------------------                            --------------       ----------------        --------------

 Less than $50,000                                   5.75%                6.10%                  5.20%
 $50,000 but less than $100,000                      4.50                 4.71                   4.00
 $100,000 but less than $250,000                     3.50                 3.63                   3.00
 $250,000 but less than $500,000                     2.60                 2.67                   2.25
 $500,000 but less than $1 million                   2.00                 2.04                   1.75
 $1 million and over                                 0.00**               0.00**                  ***

*    Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***  Commission is payable by DIDI as discussed below.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DIDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by DIDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DIDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with DIDI and its affiliates may include: (a) Money Market Funds as "DWS Funds," (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or DWS mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c) certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DIDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DIDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DIDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k) defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value in connection with:

(l) the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DIDI and consistent with regulatory requirements; and

(m) a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates into a DWS Investments IRA;

(n)      reinvestment of fund dividends and distributions;

(o) exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DIDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DIDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class C Purchases. Class C shares of the Fund are offered at net asset value. No initial sales charge is imposed which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Fund's Prospectuses and SAI.

Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled "Buying and Selling Shares" in the Fund's prospectus. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. The minimum initial investment may be waived in certain circumstances. The minimum amounts may be changed at any time in management's discretion.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by DIDI.

Multi-Class Suitability. DIDI has established the following procedures regarding the purchase of Class A and Class C Shares. Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for DWS Investments-branded plans on record keeping systems made available through ADP, Inc. under an alliance with DIDI and its affiliate ("DWS Investments Flex Plans").

The following provisions apply to DWS Investments Flex Plans.

a. Class C Share DWS Investments Flex Plans. Orders to purchase Class C shares for a DWS Investments Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

The procedures described above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $500 and maximum $250,000 for initial investments and a minimum of $50 and maximum $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders of Class A or C shares there is a $50 minimum investment requirement for subsequent investments in the fund. There is no minimum subsequent investment requirement in Class A shares for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor. There is no minimum subsequent investment required for Institutional Class Shares.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS Funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 621-1048 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Investments Individual Retirement Account (IRA), DWS Simplified Profit Sharing and Money Purchase Pension Plans, DWS Investments 401(k) and DWS Investments 403(b) Plan holders), members of FINRA, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors
Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund's Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which the Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

An Automatic Withdrawal Plan request form can be obtained by calling 1-800-621-1048.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class C shares and that 10 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 1.00% ($100) because it was in the first year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DIDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died or is disabled (under certain circumstances);

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account;

(f) redemptions of shares whose dealer of record at the time of the investment notifies DIDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase; and

(g) redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

 The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d), (e) and (g) for Class A shares. In addition, this CDSC will be waived for:

(h) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(i) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Investments IRA accounts);

(j) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

(k) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A redeeming shareholder who receives such securities will be subject to federal income tax in the same manner as if a cash distribution had been received. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund -- Investment Class, NY Tax-Free Money Fund -- Investment Class, Money Market Fund -- Investment Class, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Tax-Exempt California Money Market Fund, Cash Account Trust and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DIDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California.

Shareholders must obtain prospectuses of the fund or funds they are exchanging into from dealers, other firms or DIDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above and are taxable transactions for federal income tax purposes.

                                    DIVIDENDS

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid by the Fund), which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal income taxes for which certain shareholders may then be able to claim a credit against their federal income tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to distribute dividends from its net investment income, excluding short-term capital gains, annually. The Fund intends to distribute net realized short-term and long-term capital gains after utilization of capital loss carryforwards, if any, annually to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.   To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of the same class of the Fund if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same class of the Fund unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is made by a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions are taxable in the same manner, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary the foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Code.

                              FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

Federal Income Taxation. The Fund intends to qualify and to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each of its taxable years so that it will not be subject to federal income tax at the Fund level on net investment income and net capital gain that it distributes to its shareholders. In order to qualify as a regulated investment company, the Fund must among other things:

(a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income from interests in qualified publicly traded partnerships (as defined below);

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -- generally, taxable investment income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. In addition, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (a) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its gross income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a regulated investment company for federal income tax purposes, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions, however, would be eligible (a) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (b) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Distributions from the Fund. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund (or underlying fund) owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund (or underlying fund) owned for more than one year and that are properly designated by the Fund (or underlying fund) as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund (or underlying fund) owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the amount of cash the shareholders could have received. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gain.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2010.

In order for some portion of the dividends received by the Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to the stocks in its portfolio generating such dividend income and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the investment interest limitation, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. If the Fund receives dividends from an Underlying DWS Fund that qualifies as a regulated investment company and the Underlying DWS Fund designates such dividends as qualified dividend income, then the Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the Fund meets the required holding period and other requirements with respect to shares of the Underlying DWS Fund.

The Fund's transactions, if any, in forward contracts, options, futures contracts and hedged investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer the Fund's losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of income and excise taxes.

Under the Code, gains and losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Special federal income tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of such investment on their particular tax situation.

Dividends from domestic corporations may comprise a substantial part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Fund-of-Funds Structure. The use of a fund-of-funds structure could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders. Because the Fund will invest a large portion of its assets in shares of the Underlying DWS Funds, its distributable income and gains will normally consist largely of distributions from the Underlying DWS Funds and gains and losses on the disposition of shares of Underlying DWS Funds. To the extent that an Underlying DWS Fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its shares of those losses (so as to offset distributions of net income or capital gains from other Underlying DWS Funds) until it disposes of shares of such Underlying DWS Fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of Underlying DWS Fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying DWS Fund). As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying DWS Funds, rather than investing in shares of the Underlying DWS Funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying DWS Funds.

Some of the Underlying DWS Funds may invest in debt securities that are issued at a discount. Although the funds will not actually receive interest payments on these securities, a fund will be required to include in its net investment income a portion of the excess of the face value of such securities over their issue price ("original issue discount") for each year that a fund holds such securities. To obtain cash in order to distribute such original issue discount to its shareholders, a fund may have to dispose of other securities at a time when it might otherwise have continued to hold them. Distributions of amounts representing original issue discount are taxable as ordinary income and will not constitute qualified dividend income.

Some of the Underlying DWS Funds may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If an Underlying DWS Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Underlying DWS Fund elects to include the market discount in income as it accrues.

Depending on the Fund's percentage ownership in an Underlying DWS Fund both before and after a redemption of Underlying DWS Fund shares, the Fund's redemption of shares of such Underlying DWS Fund may cause the Fund to be treated as receiving a dividend taxable as ordinary income (although possibly eligible for qualified dividend income treatment) on the full amount of the distribution instead of receiving capital gain income on the shares of the Underlying DWS Fund. This would be the case where the Fund holds a significant interest in an Underlying DWS Fund and redeems only a small portion of such interest.

Transactions in Fund Shares. The sale, exchange or redemption of shares of the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of the Fund will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. Under current law, a fund of funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. A fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an Underlying DWS Fund do not contribute to this 50% threshold. As a result, the Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be required to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

REITs. An underlying fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under a notice issued by the IRS, a portion of the underlying fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. The notice provides that excess inclusion income of a regulated investment company, such as the Fund or an underlying fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Passive Foreign Investment Companies. Direct equity investments by an Underlying DWS Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Underlying DWS Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, such fund may elect to avoid the imposition of that tax. For example, the fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. Such fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments (including when it is not advantageous to do so) to meet the distribution requirements of the Code, which also may accelerate the recognition of gain and affect the fund's total return. The Fund will not be entitled to make such elections with respect to indirect investments; rather, an Underlying DWS Fund investing in a PFIC would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Other Federal Income Tax Considerations. Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

The Fund may be required to withhold US federal income tax on distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified (or when the Fund is notified) by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

Under certain circumstances, shareholders of the Fund may exchange their shares for shares of the same class of certain other funds (the "reinvested shares"). If a shareholder (other than tax-exempt accounts) makes such an exchange, the shareholder will recognize a capital gain or loss for federal income tax purposes measured by the difference between the value of the reinvested shares and the basis of the exchanged shares. Upon the exchange of shares that were purchased subject to a sales charge and held for less than 91 days, the lesser of (i) the sales charge incurred on the exchanged shares or (ii) the sales charge waived on the reinvested shares is included in the basis of the reinvested shares and is not included in the basis of the exchanged shares.

Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Non-US Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "US person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from US-source interest income that would not be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Fund does not intend to designate distributions as interest-related dividends or as short-term capital gain dividends.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

The net asset value of each Underlying DWS Fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such Underlying DWS Fund. Shares of each Underlying DWS Fund in which the Fund may invest are valued at the net asset value per share of each Underlying DWS Fund as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The net asset value per share of the Underlying DWS Funds will be calculated and reported to the Fund by each Underlying DWS Fund's accounting agent. Short-term securities with a remaining maturity of sixty days or less are valued by the amortized cost method.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           133
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley College;
                                  Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company
                                  Institute (audit, executive, nominating committees) and
                                  Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               133
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            133
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               133
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum of Science;
                                  Public Radio International; former Directorships: American
                                  Public Television; Concord Academy; New England Aquarium;
                                  Mass. Corporation for Educational Telecommunications;
                                  Committee for Economic Development; Public Broadcasting
                                  Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           133
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           133
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         133
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Managing Director, Diamond Management & Technology                    133
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             133
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); formerly:
                                  Executive Vice President, The Glenmede Trust Company
                                  (investment trust and wealth management) (1983 to 2004);
                                  Board Member, Investor Education (charitable organization)
                                  (2004-2005); Director, Viasys Health Care(3) (January
                                  2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            133
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               133
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         136
Board Member since 1999           firm) (1983 to present)
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position    Business Experience and                                        Number of Funds
 with the Trust and Length of                                                                    in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              133
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Investments;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of Deutsche Bank in
                                  Germany (1997-1999); various strategic and operational
                                  positions for Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment funds, tax
                                  driven instruments and asset management for corporates
                                  (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(6)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Trust and Length of     Business Experience and
 Time Served(7)                   Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(10) (1963)   Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(10)  (1962)     Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(10) (1972)         Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(10) (1962)          Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(10)       Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1) The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2) Represents the year in which Ms. Driscoll was first appointed Chairperson of certain DWS funds.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Fund.

(5)  Executive title, not a board directorship.

(6) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(7) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)  Address: 345 Park Avenue, New York, New York 10154.

(9)  Address: One Beacon Street, Boston, Massachusetts 02108.

(10) Address: 280 Park Avenue, New York, New York 10017.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Investments Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund's accounting and financial reporting policies and procedures, (3) the Fund's compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2007, the Audit Committee of the Fund's Board held eight (8) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2007, the Nominating and Governance Committee of the Fund's Board performed similar functions and held six (6) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Fund's financial arrangements with DIMA and its affiliates, and (b) the Fund's expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg. During the calendar year 2007, the Contract Review Committee of the Fund's Board performed similar functions and held two (2) meetings.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those Funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight Committee of the Fund's Board performed similar functions and held five (5) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those Fund that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year 2007, the Fixed-Income Oversight Committee of the Fund's Board performed similar functions and held five (5) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Fund's marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Fund. The Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Fund's securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Fund's Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2007, the Expenses/Operations Committee and Valuation Committee performed similar functions and each held six (6) meetings and zero (0) meetings (the Fund commenced operations on _______, 2008), respectively.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods.

                                       Aggregate Compensation          Total Compensation
                                    from DWS Select Alternative           from Fund and
  Name of Board Member                  Allocation Fund(6)             DWS Fund Complex(1)
  --------------------                  ------------------             -------------------

  John W. Ballantine                               $                          $215,000
  Henry P. Becton, Jr.(2)                          $                          $200,000
  Dawn-Marie Driscoll(2)(3)                        $                          $253,000
  Keith R. Fox(2)                                  $                          $203,000
  Paul K. Freeman(4)                               $                          $265,000
  Kenneth C. Froewiss(2)                           $                          $200,000
  Richard J. Herring(2)                            $                          $195,000
  William McClayton(5)                             $                          $205,000
  Rebecca W. Rimel(2)                              $                          $194,000
  William N. Searcy, Jr.(2)                        $                          $200,000
  Jean Gleason Stromberg(2)                        $                          $189,000
  Robert H. Wadsworth                              $                          $245,250

(1)  The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Fund's direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for Ms. Stromberg. These meeting fees were borne by the Advisor.

(3) Includes $50,000 in annual retainer fees received by Ms. Driscoll as Chairperson of certain DWS funds.

(4) Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of certain DWS funds.

(5) Does not include $15,000 to be paid to Mr. McClayton in calendar year 2008 for numerous special meetings of an ad hoc committee of the former Chicago Board in connection with board consolidation initiatives.

(6)  The Fund commenced operations on ___________, 2008.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS fund complex as of December 31, 2007.

                                               Dollar Range of                Aggregate Dollar Range of
                                             Beneficial Ownership        Ownership in all Funds Overseen by
                                          in DWS Select Alternative                 Board Member
Board Member                                   Allocation Fund               in the DWS Fund Complex(1)
------------                                   ---------------               --------------------------

Independent Board Member:
-------------------------

John W. Ballantine                                   None                              Over $100,000
Henry P. Becton, Jr.                                 None                              Over $100,000
Dawn-Marie Driscoll                                  None                              Over $100,000
Keith R. Fox                                         None                              Over $100,000
Paul K. Freeman                                      None                              Over $100,000
Kenneth C. Froewiss                                  None                              Over $100,000
Richard J. Herring                                   None                              Over $100,000
William McClayton                                    None                              Over $100,000
Rebecca W. Rimel                                     None                              Over $100,000
William N. Searcy, Jr.                               None                              Over $100,000
Jean Gleason Stromberg                               None                              Over $100,000
Robert H. Wadsworth                                  None                              Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                                       None                              Over $100,000

(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As the Fund commenced operations on __________, 2008, as of _______, 2008, the Board Members and officers of the Trust, as a group, did not own outstanding shares of the Fund.

As the Fund commenced operations on _________, 2008, to the best of the Fund's knowledge, as of _________, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustees to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                               TRUST ORGANIZATION

Organizational Description

DWS Select Alternative Allocation Fund is a series of DWS Equity Trust, a Massachusetts business trust established under a Declaration of Trust dated January 6, 1998, as amended ("Declaration of Trust"). The Trust's authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value; all of which have equal rights as to voting, dividends and liquidation. The Trust is comprised of the following funds: (i) DWS Select Alternative Allocation Fund, organized in ______, 2008, consists of an unlimited number of shares divided into four classes: Class A, Class C, Institutional Class and Class S; (ii) DWS Alternative Asset Allocation Plus Fund, organized in July 2007, consists of an unlimited number of shares divided into four classes:
Class A, Class C, Institutional Class and Class S; (iii) DWS Disciplined Long/Short Growth Fund and DWS Disciplined Long/Short Value Fund, organized in October 2006, consist of an unlimited number of shares divided into four classes: Class A, Class C, Institutional Class and Class S; (iv) DWS Disciplined Market Neutral Fund, organized in October 2006, consists of an unlimited number of shares divided into four classes: Class A, Class C, Class S and Institutional Class; and (v) DWS Core Plus Allocation Fund, organized in July 2006, consists of an unlimited number of shares and divided into four classes: Class A, Class C, Class S and Institutional Class. The Trustees have the authority to create additional portfolios of the Trust. To the extent that the Funds offer additional share classes, these classes will be offered in a separate prospectus and have different fees, requirements and services.

The Trustees have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Trustees also may authorize the division of shares of each Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in each Fund's prospectuses. Each share has equal rights with each other share of the same class of each Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any fund or class by notice to the shareholders without shareholder approval.

Each series of the Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act;
(c) any termination or reorganization of each Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of each Fund, or any registration of each Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trust's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of each Fund and the Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the mater voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust's portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

Because the Fund has not commenced operations as of the date of this SAI, no financial statements are available.

                             ADDITIONAL INFORMATION

The CUSIP numbers of the class of the Fund offered herein are:

DWS Select Alternative Allocation Fund Class A:

DWS Select Alternative Allocation Fund Class C:

DWS Select Alternative Allocation Fund Institutional Class:

DWS Select Alternative Allocation Fund has a fiscal year ending [          ].

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's Prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.




                                    APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper--medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                DWS EQUITY TRUST

                     DWS Select Alternative Allocation Fund
                                (Class S Shares)




                       STATEMENT OF ADDITIONAL INFORMATION

                                [_________, 2008]




This Statement of Additional Information (the "SAI") is not a prospectus and should be read in conjunction with the prospectus (the "Prospectus") dated [________, 2008], as amended from time to time, for Class S shares (the "Shares") for DWS Select Alternative Allocation Fund (the "Fund"), a series of DWS Equity Trust (the "Trust"), copies of which may be obtained without charge by contacting DWS Investments Distributors, Inc. (the "Distributor"), 222 South Riverside Plaza, Chicago, Illinois 60606-5808 or calling (800) 728-3337, or from the firm from which this SAI was obtained and is available along with other materials on the Securities and Exchange Commission's ("SEC") Internet Web site (http://www.sec.gov).

When available, portions of the Annual Report to Shareholders of the Fund, dated ____________, 2008, may be obtained without charge from Shareholder Services by calling (800) 728-3337.

This SAI is incorporated by reference into the corresponding Prospectus for this class of shares of the Fund.



                                TABLE OF CONTENTS

                                                                    Page
                                                                    ----

INVESTMENT RESTRICTIONS................................................1

INVESTMENT POLICIES AND TECHNIQUES.....................................2

INVESTMENT POLICIES AND TECHNIQUES OF THE UNDERLYING DWS FUNDS.........5
         Portfolio Holdings...........................................33

MANAGEMENT OF THE FUND................................................34
         Portfolio Management.........................................36

FUND SERVICE PROVIDERS................................................41
         Administrator................................................41
         Distributor and Underwriter..................................42
         Custodian, Transfer Agent and Shareholder Service Agent......43
         Independent Registered Public Accounting Firm................43

PORTFOLIO TRANSACTIONS................................................45

PURCHASE AND REDEMPTION OF SHARES.....................................48

DIVIDENDS.............................................................58

FEDERAL INCOME TAXES..................................................59

NET ASSET VALUE.......................................................64

TRUSTEES AND OFFICERS.................................................65

TRUST ORGANIZATION....................................................73

PROXY VOTING GUIDELINES...............................................75

FINANCIAL STATEMENTS..................................................76

ADDITIONAL INFORMATION................................................76

APPENDIX..............................................................78



                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

The Fund has elected to be classified as a diversified series of an open-end management investment company.

As a matter of fundamental policy, the Fund may not:

(1) borrow money, except as permitted under the Investment Company Act of 1940 (the "1940 Act"), as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted by or modify by regulatory authority having jurisdiction, from time to time; except that the Fund may concentrate in an underlying DWS Fund;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investment secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6) purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; or

(7) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Trustees of the Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Fund's affairs. These represent intentions of the Trustees based upon current circumstances. Such non-fundamental policies may be changed or amended by the Trustees of the Trust without prior notice to or approval of shareholders.

As a matter of nonfundamental policy, the Fund currently does not intend to:

(a) invest in companies for the purpose of exercising management or control;

(b)      borrow money in an amount greater than 5% of its total assets except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings.

The Fund will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Fund's net assets valued at the time of the transaction would be invested in such securities.

To meet requirements contained in the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company, the Fund must limit its investments so that at the close of each quarter of its taxable year
(1) no more than 25% of the value of its total assets is invested in (a) the securities (other than US Government securities or securities of a regulated investment company) of a single issuer or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (b) in the securities of one or more qualified publicly traded partnerships (as discussed in "Federal Income Taxes" below), and (2) at least 50% of the value of its total assets is represented by cash, cash items (including receivables), government securities, securities of other regulated investment companies, and other securities of any issuer that does not represent more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities.

                       INVESTMENT POLICIES AND TECHNIQUES

This section explains the extent to which the Advisor can use various investment vehicles and strategies in managing the Fund's assets. Descriptions of the investment techniques and risks associated with the Fund appear herein. In the case of the Fund's principal investment strategies, these descriptions elaborate upon discussions contained in the Prospectuses.

The Fund is a diversified series of the Trust, an open-end management investment company which continuously offers and redeems shares at net asset value. The Fund is a series of the type commonly known as a mutual fund. The Fund offers the following classes of shares: Class A, Class C, Class S and Institutional Class. Each class has its own features and policies. Class S shares are described herein. Class A, Class C and Institutional Class shares of the Fund are described in a separate Statement of Additional Information.

In general, within the restrictions outlined here and in the Fund's Prospectuses, the Advisor has broad powers to decide how to invest Fund assets, including the power to hold them uninvested.

Borrowing. The Fund may borrow money for temporary, emergency or other purposes, including investment leverage purposes, as determined by the Trustees. The 1940 Act requires borrowings to have 300% asset coverage. The Fund may also enter into reverse repurchase agreements.

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the Fund's expense ratio.

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover the Fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. The Fund may use Uninvested Cash to purchase shares of affiliated money market funds or shares of Cash Management QP Trust, or other entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of "investment company" pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds"), provided that any Central Funds will operate in accordance with Rule 2a-7 under the 1940 Act. Investments in such cash management vehicles may exceed the limits of Rule 12(d)(1)(A).

Risk Factors of Underlying DWS Funds

In pursuing their investment objectives, each of the DWS funds in which the Fund is permitted to invest ("Underlying DWS Funds") is permitted investment strategies in a wide range of investment techniques. The Underlying DWS Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Advisor. Further information about the Underlying DWS Funds is contained in the prospectuses of such funds. Shareholders of the Fund will be affected by the portfolio management strategies and investment policies of the Underlying DWS Funds in direct proportion to the amount of assets the Fund allocates to each Underlying DWS Fund.

The following is a list of the Underlying DWS Funds in which the Fund currently may invest.

o        DWS Commodity Securities Fund

o        DWS Disciplined Market Neutral Fund

o        DWS Gold & Precious Metals Fund

o        DWS Emerging Markets Equity Fund

o        DWS Emerging Markets Fixed Income Fund

o        DWS Inflation Protected Plus Fund

o        DWS RREEF Global Infrastructure Fund

o        DWS RREEF Global Real Estate Securities Fund

Initially, the Fund intends to make allocations ranging from approximately 0%-30% of its assets in each of the following underlying funds:

DWS Commodity Securities Fund. The fund's investment objective is capital appreciation. The fund seeks to achieve its investment objective by focusing on commodities-related securities and equity-related securities, including commodities-related structured notes and similar instruments, that the Advisor believes are undervalued but have favorable prospects for appreciation. The fund is designed for investors who seek to diversify their overall portfolios by adding exposure to the commodities markets.

DWS Disciplined Market Neutral Fund. The fund seeks capital appreciation independent of stock market direction. It pursues its objective by investing, under normal circumstances, in long and short positions of common stock of large US companies. The managers buy, or take, long positions in common stock that the managers believe are undervalued and sell, or take, short positions in common stock that the managers believe are overvalued. The fund's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions under normal circumstances. By employing this market neutral strategy, the fund seeks to limit the fund's volatility relative to movements in the overall stock market (that is, the fund's price movements are not expected to correlate closely with the market's price movements). The managers attempt to achieve returns for the fund that exceed the return on an investment in 3-month US Treasury Bills.

DWS Emerging Markets Equity Fund. The fund seeks long term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund invests primarily in common stocks. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

DWS Emerging Markets Fixed Income Fund. The fund seeks to provide high current income and, secondarily, long term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as "junk bonds") and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer is traded mainly in an emerging market, is organized under the laws of an emerging market country or is a company with more than half of its business in emerging markets) or the return on which is derived primarily from emerging markets. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. Historically, the managers have tended to emphasize Latin America, but may also invest in Asia, Africa, the Middle East and Eastern Europe. To help manage risk, the fund invests at least 65% of total assets in US dollar-denominated securities. The fund also does not invest more than 40% of total assets in any one country. The fund may invest up to 20% of net assets in debt securities from developed markets and up to 20% of net assets in US debt securities including those that are rated below investment-grade.

DWS Gold & Precious Metals Fund. The fund seeks maximum return (principal change and income). The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to gold, silver, platinum or other precious metals, and in gold coin and bullion directly. These companies may be involved in activities such as exploration, mining, fabrication, processing and distribution. While the fund invests mainly in common stocks, it may invest up to 20% of net assets in: high-quality debt securities of companies in precious metals and minerals operations; and debt securities whose return is linked to precious metals prices. The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

DWS Inflation Protected Plus Fund. The fund seeks to provide maximum inflation-adjusted return, consistent with preservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and corporations and derivatives related to these securities. The fund may invest the remaining portion of its assets in other types of fixed-income securities, cash or cash equivalents. In an attempt to enhance return, the fund also employs a global tactical asset allocation overlay strategy. This strategy which the fund's advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short- and medium-term mispricings with global bond and currency markets.

DWS RREEF Global Infrastructure Fund. The fund seeks total return from both capital appreciation and current income through investment in a global portfolio of securities of infrastructure-related companies. Under normal circumstances, the fund invests at least 80% of its net assets in the securities of US and non-US infrastructure-related companies. The fund considers a company to be an infrastructure-related company if at least 50% of its assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets. Under normal circumstances, the fund invests principally in equity securities, though the fun may also invest in fixed-income securities without limitation. The fund may invest in common and preferred stock (including convertible securities), rights or warrants to purchase common stock, debt securities and listed limited partnership interests. Under normal circumstances, the majority of the fund's assets are invested in securities of issuers organized or located outside the US or doing a substantial amount of business outside the US. The fund allocates its assets among various regions and countries, including exposure to emerging market countries.

DWS RREEF Global Real Estate Securities Fund. The fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation. The fund seeks to achieve this objective by investing primarily in publicly listed real estate investment trusts (REITs) and real estate operating companies on a global basis. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in the equity securities of REITs and real estate operating companies listed on recognized stock exchanges around the world. Equity securities include common stock, preferred stock and securities convertible into common stock.

         INVESTMENT POLICIES AND TECHNIQUES OF THE UNDERLYING DWS FUNDS

Descriptions in this SAI of a particular investment practice or technique in which the Underlying DWS Funds may engage or a financial instrument which the Underlying DWS Funds may purchase (such as options, etc.) are meant to describe the spectrum of investments that the Advisor in its discretion, might, but is not required to, use in managing the fund's assets. Not all funds may engage in all of the practices described below and a fund's ability to engage in any technique or strategy is subject to the investment policies and techniques contained in its prospectus and Statement of Additional Information. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more funds, but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the fund but, to the extent employed, could from time to time have a material impact on the fund's performance.

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The mortgage-backed securities either issued or guaranteed by the Government National Mortgage Association GNMA, Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA" or "Fannie Mae") ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the US Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these mortgage-backed securities have historically exceeded the yields on other types of US Government securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, a fund's net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other mortgage-backed securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Asset-backed securities (other than mortgage-backed securities) present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. Asset-indexed securities are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. A fund will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). A fund may purchase asset-indexed securities to the extent permitted by law.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

Bank Loans. Bank loans are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. The fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation." When a fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the fund. In certain cases, a fund may buy bank loans on a participation basis, if for example, the fund did not want to become party to the bank agreement. However, in all cases, a fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each fund does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the funds' volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a fund's borrowings will be fixed, a fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Collateralized Mortgage Obligations ("CMOs"). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

Commercial Paper. A fund may invest in commercial paper issued by major corporations under the Securities Act of 1933, as amended (the "1933 Act") in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a fund's Board, if a particular investment in
Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Custodial Receipts. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see "US Government Securities" below) are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

A fund may acquire US Government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US Government securities for federal income tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service (the "IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as a fund. CATS and TIGRS are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by a fund. Each fund is not aware of any binding legislative, judicial or administrative authority on this issue.

Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a fund's investment policies, a fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities will usually involve currencies of foreign countries, and because a fund may hold foreign currencies and forward foreign currency exchange contracts ("forward contracts"), futures contracts and options on futures contracts on foreign currencies, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs in connection with conversions between various currencies.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock in yen remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts (or options thereon) to purchase or sell foreign currencies. (See "Strategic Transactions and Derivatives" below.)

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the underlying fund's advisor's analysis without relying on published ratings. Since such investments will be based upon the underlying fund's advisor's analysis rather than upon published ratings, achievement of a fund's goals may depend more upon the abilities of the underlying funds' advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund's investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund's identification of such condition until the date of the SEC action, a fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund's Board.

High Yield/High Risk Bonds. A fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the underlying fund's advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the underlying fund's advisor (or subadvisor) not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund's investment objective by investment in such securities may be more dependent on the underlying fund's advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the underlying fund's advisor will determine whether it is in the best interests of a fund to retain or dispose of such security.

Prices for high-yield may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would further restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the high-yield acquired by a fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund's portfolio as the fund's assets increase (and thus have a more limited effect on the fund's performance).

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

Each fund's Board has approved guidelines for use by its advisor in determining whether a security is liquid or illiquid. Among the factors an advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Integrated Global Alpha Platform Strategy ("iGAP Strategy") (for DWS Inflation Protected Bond Fund). In addition to the Fund's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. The global tactical asset allocation strategy, which the Advisor calls iGAP, is a total return strategy designed to add value by benefiting from short-term and medium-term mispricings within global equity, bond and currency markets. iGAP is expected to have a low correlation to the performance of underlying funds.

The iGAP strategy combines diverse macro investment views from various investment teams within Deutsche Asset Management. Because a single investment approach rarely works in all market conditions, the teams are chosen to diversify investment approaches thereby enhancing the expected return for a given level of risk. The collective views are then used to determine iGAP's positions using a disciplined, risk managed process. The result is a collection of long and short investment positions within global equity, bond and currency markets designed to generate excess returns that have little correlation to major markets. The equity, bond and currency positions are then implemented by the iGAP portfolio managers using exchange-traded futures and over-the-counter forward currency transactions. The iGAP portfolio managers consider factors such as liquidity, cost, margin requirement and credit quality when selecting the appropriate derivative or other instrument. When used as a part of the iGAP strategy, derivatives and other instruments generally will not be used for hedging purposes.

Interfund Borrowing and Lending Program. Each fund has received exemptive relief from the SEC, which permits the funds to participate in an interfund-lending program among certain investment companies advised by the Advisor. The interfund-lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and
(2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the funds are actually engaged in borrowing through the interfund lending program, such borrowings will comply with each fund's non-fundamental policies.

Investing in Emerging Markets. A fund's investments in foreign securities may be in developed countries or in countries considered by a fund's advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a fund to suffer a loss of value in respect of the securities in a fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund's identification of such condition until the date of the SEC action, a fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund's Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US. Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a fund defaults, a fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a fund or to entities in which a fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and the limitations of the 1940 Act. Each DWS Fund that makes its shares available to other DWS funds pursuant to a "fund-of-funds" arrangement has adopted a non-fundamental policy that prohibits it from investing in other investment companies in reliance on Sections 12(d)(1)(G) or 12(d)(1)(F). A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

Investment-Grade Bonds. When the Advisor believes that it is appropriate to do so in order to achieve a fund's objectives, a fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Micro-Cap Companies. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and FHLMC. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the underlying fund's advisor determines that the securities meet a fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which the fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the underlying fund's advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield and may be viewed as a form of leverage.

Securities of Foreign Issuers. A Fund's investments in the securities of foreign issuers may be made directly or in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs", also referred to as International Depositary Receipts, "IDRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent, and while designed for use as alternatives to the purchase of the underlying securities in their national markets and currencies, are subject to the same risks as the foreign securities to which they relate.

ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and GDRs or IDRs are issued outside the United States. EDRs (CDRs) and GDRs (IDRs) are typically issued by non-US banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in US securities markets, and EDRs (CDRs) and GDRs (IDRs) in bearer form are designed for use in European and non-US securities markets, respectively. For purposes of the Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Small Companies. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Impact of Sub-Prime Mortgage Market. A fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, the Fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, may be required to accrue daily for federal income tax purposes their share of the stated interest and OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

US Government Securities. There are two broad categories of US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as FHLMC Bonds and FNMA Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable and Floating Rate Instruments. A fund may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. When holding such an instrument, a fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by a fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a fund's investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or during periods in which a fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a fund will be subject to a fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the fund may not demand payment of the principal amount of such instruments within seven days.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. A fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include municipal securities, securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including TIGRS and CATS. The underlying US Treasury Bonds and Notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal income tax and securities purposes, in their opinion purchasers of such certificates, such as a fund, most likely will be deemed the beneficial holder of the underlying US Government securities. A fund intends to adhere to the current SEC staff position that privately stripped obligations should not be considered US Government securities for the purpose of determining if a fund is "diversified" under the 1940 Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells.

The Fund may engage in the following derivatives transactions directly or indirectly through its investments in the Underlying DWS Funds. In addition, as noted above, certain Underlying DWS Funds will invest in futures and forward contracts as part of the Underlying DWS Fund's iGAP investment strategy.

Strategic Transactions and Derivatives

A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, certain Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund's income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be "covered" (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of a fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as hedges against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary or futures commission merchant as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The Underlying DWS Funds are exempt from Commodity Pool Operator registration.

Hedging Strategies. A fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with a fund's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain desired portfolio duration or to protect against market risk should a fund change its investments among different types of fixed income securities.

A fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, a fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for a fund;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on a fund's ability to purchase or sell portfolio investments at advantageous times due to the need for a fund to maintain "cover" or to segregate securities; and

o the possibility that a fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of a fund's assets.

To the extent that a fund engages in the strategies described above, a fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a fund may be unable to close out a position without incurring substantial losses, if at all. A fund is also subject to the risk of default by a counterparty to an off-exchange transaction.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A fund may engage in currency transactions with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the underlying fund's advisor.

A fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Swaps will be entered in on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with each fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as each fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Each fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from another NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the counterparty, each fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. Where a fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, a fund would be subject to investment exposure on the notional amount of the swap. A fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. A fund currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with a fund's restrictions on investing in illiquid securities.

If a fund is a buyer of a credit default swap and no event of default occurs, a fund will lose its investment and recover nothing. However, if a fund is a buyer and an event of default occurs, a fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly.

A fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the fund is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the fund's restrictions on investing in illiquid securities.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund's obligations or to segregate cash or liquid assets equal to the amount of a fund's obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectuses. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") is part of Deutsche Asset Management ("DeAM"), and is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Trust, with headquarters at 345 Park Avenue, New York, New York 10154, DIMA makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Board. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

Pursuant to an Investment Management Agreement (the "Agreement"), the Advisor provides continuing investment management of the assets of the Fund. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for the Fund, and with whom the orders for investments are placed, consistent with the Fund's policies as stated in its Prospectuses and SAI, or as adopted by the Fund's Board. The Advisor will also monitor, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies. The Agreement was approved by the Board on __________ and is effective as of ________.

The Advisor provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Agreement, (unless otherwise provided in the agreement or as determined by the Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund's shareholders.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice.

The Agreement will continue in effect from year to year only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund.

The Fund pays the Advisor an advisory fee at the annual rate of ____% of its average daily net assets. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income.

[Through __________, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the Fund's total annual operating expenses at ____% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and acquired funds (underlying funds) fees and expenses.]

Because the Fund has not commenced operations as of the date of this SAI, the Fund does not have any advisory fee information to report.

[The Board and shareholders have approved a subadviser policy for the Fund (the "Subadviser Approval Policy"). The Subadviser Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of the Independent Board Members, to terminate an existing suadvisor or sub-subadvisor and hire another sub-advisor or sub-subadvisor, as applicable, and materially amend an existing subadvisory agreement or sub-subadvisory agreement without obtaining shareholder approval. The Fund could not implement the Subadviser Approval Policy without the Securities and Exchange Commission (the "SEC") granting the Fund exemptive relief. A number of other mutual fund complexes have obtained exemptive relief with respect to an advisor's ability to appoint, replace or amend the subadvisory agreement with unaffiliated subadvisors and subadvisors that are wholly owned subsidiaries of the advisor. However, exemptive relief with regard to an advisor's ability to appoint, replace or amend the subadvisory agreement with a subadvisor, who is affiliated with, but not wholly owned subsidiary of the advisor, without shareholder approval, would be more expansive relief than previously granted by the SEC. In addition, exemptive relief with regard to an advisor's ability to appoint, replace or amend a sub-subadvisory agreement with a sub-advisor, without shareholder approval, would be more expansive relief than previously obtained by other mutual fund complexes. Accordingly, there can be no assurance that the Fund's exemptive application will be granted by the SEC or that it will be sufficiently broad to allow the Fund to implement the Subadviser Approval Policy as described above. The SEC also has proposed Rule 15a-5 under the Investment Company Act of 1940, as amended (the "1940 Act") in October 2003 to permit the appointment and termination of subadvisors and amendment to subadvisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 under the 1940 Act since its proposal and there are no assurances that the rule will be adopted as proposed. The Fund and the Advisor will be subject to the conditions imposed by the SEC (either by an exemptive order or as part of the final rule) whenever the Advisor acts under the Subadviser Approval Policy, including any shareholder notice requirements.]

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Portfolio Management

The Fund is managed by a team of investment professionals who each play an important role in the Fund's management process. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources.

The Fund is managed by a team of Portfolio Managers across a range of investment strategies. The Portfolio Managers are responsible for the Fund's overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each Portfolio Manager on the team has authority over all aspects of the Fund's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of [____________, 2008].


                                       Dollar Range of                    Dollar Range of All DWS
Name of Portfolio Manager             Fund Shares Owned                      Fund Shares Owned
-------------------------             -----------------                      -----------------

Inna Okounkova
Robert Wang
Thomas Picciochi

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of [____________, 2008].

Other SEC Registered Investment Companies Managed:

                                                                                 Number of
                                       Number of        Total Assets of         Investment          Total Assets of
                                      Registered          Registered         Company Accounts        Performance-
                                      Investment          Investment         with Performance-         Based Fee
Name of Portfolio Manager              Companies           Companies             Based Fee             Accounts
-------------------------              ---------           ---------             ---------             --------

Inna Okounkova
Robert Wang
Thomas Picciochi

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                                                                 Investment
                                      Number of                               Vehicle Accounts      Total Assets of
                                       Pooled          Total Assets of              with             Performance-
                                     Investment       Pooled Investment         Performance-           Based Fee
Name of Portfolio Manager             Vehicles             Vehicles              Based Fee             Accounts
-------------------------             --------             --------              ---------             --------

Inna Okounkova
Robert Wang
Thomas Picciochi

Other Accounts Managed:

                                                                                 Number of
                                                                               Other Accounts       Total Assets of
                                      Number of                                     with             Performance-
                                        Other          Total Assets of          Performance-           Based Fee
Name of Portfolio Manager             Accounts          Other Accounts           Based Fee             Accounts
-------------------------             --------          --------------           ---------             --------

Inna Okounkova
Robert Wang
Thomas Picciochi

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Fees and Expenses of Underlying Funds

TO BE UPDATED

[As noted above, the Fund will bear its pro rata share of the Underlying DWS Funds' fees and expenses.

The management fees and total operating expenses of the Underlying DWS Funds are described in the following table. Reimbursement and or waiver arrangements applicable to certain Underlying DWS Funds caused the net fees and/or expenses for those funds to be lower than the values below.

                                                                                                       Management
Name of Fund                                                 Fiscal Year End     Total Expenses (%)     Fees (%)
------------                                                 ---------------     ------------------     --------

DWS Commodity Securities Fund(1),(2)                               6/30                 1.25              1.05
DWS Disciplined Market Neutral Fund(1),(3)                         8/31                 3.36              1.35
DWS Gold & Precious Metals Fund (4)                               10/31                 1.16              0.87
DWS Emerging Markets Equity Fund(5)                               10/31                 1.44              1.01
DWS Emerging Markets Fixed Income Fund (6)                        10/31                 1.05              0.67
DWS Inflation Protected Plus Fund(1),(7)                           9/30                 1.29              0.50
DWS RREEF Global Infrastructure Fund(8)                           12/31                 1.41              0.90
DWS RREEF Global Real Estate Securities Fund(9)                   12/31                 1.30              1.00

(1)      Management Fee includes 0.10% administration fee.

(2) Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.25% for the Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

(3) Through November 20, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.45% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest (estimated at 0.37%), and dividend expenses on short sales (estimated at 0.87%).

(4) Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund so that total operating expenses will not exceed 1.23% for Institutional Class shares, excluding certain expenses, taxes, brokerage, interest and expenses of acquired funds (underlying funds). Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.

(5) Through September 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.71% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(6) Through September 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.13% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.

(7) Through January 31, 2009, the Advisor has contractually agreed to waive a portion of its fees and reimburse expenses so that total annual operating expenses will not exceed 0.65%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(8) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.25% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(9) Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.26% for Institutional Class shares, excluding certain expenses, such as extraordinary expenses, taxes, brokerage and interest.]

Code of Ethics

The Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, to ensure that the interests of the Fund's shareholders come before the interests of the people who manage the Fund. Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying or selling any real estate securities or any securities sold in private placements in which the person has, or by reason of the transaction acquires, any direct or indirect beneficial ownership without the prior approval of the Fund's compliance officer.

The Advisor and its affiliates (including the Fund's distributor, DWS Investments Distributors, Inc. (the "Distributor")) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

                             FUND SERVICE PROVIDERS

Administrator

DIMA also serves as the Trust's administrator (the "Administrator") pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, the Administrator provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, fund accounting services for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the Administrator a fee, computed daily and paid monthly, of 0.100% of the Fund's daily net assets.

As the Fund commenced operations on [__________, 2008], the Fund has not yet incurred an administration fee.

Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. The Administrator provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between the Administrator and State Street Bank and Trust Company ("SSB"), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Fund.

Pursuant to DeAM procedures approved by the Board on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Board of the DWS funds receive periodic reports regarding the implementation of these procedures.

Distributor and Underwriter

Pursuant to an Underwriting and Distribution Services Agreement ("Distribution Agreement") and a separate Shareholder Services Agreement ("Services Agreement"), DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 ("DIDI") is the principal underwriter, distributor and administrator for the Class A, C, S and Institutional Class shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. DIDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. DIDI bears all of its expenses of providing services pursuant to the Services Agreement between DIDI and the Fund, including the payment of service fees. The Fund pays the cost for the Prospectuses and shareholder reports to be set in type and printed for existing shareholders, and DIDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DIDI also pays for supplementary sales literature and advertising costs. DIDI is a wholly owned subsidiary of Deutsche Bank AG.

The Distribution Agreement for the Fund, dated _________, 2008, was initially approved by the Trustees on ______, 2008, and will continue in effect for an initial two year period and from year to year thereafter, only if its continuance is approved for each class at least annually by a vote of the Board of Trustees of the Trust, including the Independent Trustees who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by DIDI upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of (i) a majority of the Board of Trustees or (ii) a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement or (iii) a "majority of the outstanding voting securities," as defined under the 1940 Act. The Distribution Agreement may not be amended for a class to increase the fee to be paid by the Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement. The provisions concerning the continuation, amendment and termination of the Distribution Agreement are on a class-by-class basis.

DIDI will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Fund to the public. DIDI will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a Rule 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses.

Note: Although Class S of the Fund does not have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the Distribution Agreement.

DIDI currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that DIDI accepts orders for shares at net asset value as no sales commission or load is charged to the investor. DIDI has made no firm commitment to acquire shares of the Fund.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company (the "Custodian" or "SSB"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Fund. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. The Custodian will withhold foreign taxes and file foreign tax reclaims.

DWS Investment Service Company ("DISC" or the "Transfer Agent") 210 W. 10th Street, Kansas City, Missouri, 64105-2005, an affiliate of the Advisor, is the Fund's transfer agent and dividend paying agent for all of the Fund's shares.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account (as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing functions to DST. The costs and expenses of such delegation are borne by DISC, not by the Fund.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as independent registered public accounting firm for the Fund and will audit the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund and as co-counsel to the Independent Trustees.

Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as co-counsel to the Independent Trustees.

Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") (now known as the Financial Industry Regulatory Authority, or "FINRA") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and DWS Scudder Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI")) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS Funds' (now known as the DWS Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             PORTFOLIO TRANSACTIONS

As a fund-of-funds, the Fund invests in shares of other DWS Funds, which are purchased directly from the issuer. The following discussion applies to the Fund's other investments.

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes the Fund. Services received from broker-dealers that executed securities transactions for the Fund will not necessarily be used by the Advisor specifically to service the Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Fund to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

The Fund has not incurred any brokerage commissions as of the date of this Statement of Additional Information.

Securities of Regular Broker-Dealers. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during its most recent fiscal year. Since the Fund commenced operations on June 24, 2008, the Fund did not hold any securities of its regular brokers or dealers as of the date of this Statement of Additional Information.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a fund (i.e., 100% or higher) result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the fund's shareholders, particularly if that fund's primary investments are equity securities. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet the Fund's objective.

The Fund commenced operations on _________, 2008, therefore it did not have any portfolio turnover information as of the date of this Statement of Additional Information. The portfolio turnover rates of the Underlying DWS Funds for the two most recent fiscal periods are as follows:

                                                           Fiscal Year      FY 2008 Portfolio     FY 2007 Portfolio
Name of Underlying DWS Funds                                   End          Turnover Rate (1)     Turnover Rate (2)
----------------------------                                   ---          -----------------     -----------------

DWS  Commodity Securities Fund                                 6/30               117%                   80%
DWS Disciplined Market Neutral Fund                            8/31              1,009%                  N/A
DWS Gold & Precious Metals Fund                               10/31                52%                   69%
DWS Emerging Markets Equity Fund                              10/31                98%                   145%
DWS Emerging Markets Fixed Income Fund                        10/31               173%                   224%
DWS Inflation Protected Plus Fund                              9/30               167%                   331%
DWS RREEF Global Infrastructure Fund                          12/31                N/A                   N/A

DWS RREEF Global Real Estate Securities Fund                  12/31                71%                   28%

(1)      As of each Underlying DWS Fund's most recent fiscal reporting period.

(2)      As of each Underlying DWS Fund's previous fiscal reporting period.

For certain Underlying DWS Funds, the increase in portfolio turnover rates for the most recent fiscal year was due to the general market conditions and increased volatility.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the Fund of the same class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by DIDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DIDI ("trade date").

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS Investments group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts, will not be subject to an automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $1,000 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of FINRA other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

DIDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Investments Wholesalers"). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories -- "Strategic," "Tactical" or "all other funds" -- taking into consideration, among other things, the following criteria, where applicable:

o The Fund's consistency with DWS Investments' branding and long-term strategy.

o        The Fund's competitive performance;

o        The Fund's Morningstar rating;

o The length of time the Fund's Portfolio Managers have managed the Fund/Strategy

o        Market size for the fund category;

o        The Fund's size, including sales and redemptions of the Fund's shares

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Investments, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Strategic and Tactical categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Strategic funds, less for Tactical funds and the lowest for all other funds. The level of compensation among these categories may differ significantly.

The prospect of receiving, or the receipt of, additional compensation by a DWS Investments Wholesaler under the Plan may provide an incentive to favor marketing the Strategic or Tactical funds over all other funds. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Investments' Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-investments.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DIDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.


o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectuses and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the fund prospectus.

The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.

Eligible Class S Investors

A.       The following investors may purchase Class S shares of DWS Funds either
         (i) directly from DWS Investments Distributors, Inc. ("DIDI"), the Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

         1. Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

         2. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class AARP and Class S on July 17, 2006 and household members residing at the same address.

         3. Shareholders who have owned Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

         4. Any participant who has owned Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

         5. Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

         6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

         7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DIDI and to DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

         8. Shareholders of Class S of DWS Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund's acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

         9. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class M and Class S on August 18, 2006 and household members residing at the same address.

         10. Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the renaming or conversion of Investment Class to Class S on October 23, 2006.

B.       The following additional investors may purchase Class S shares of DWS
         Funds.

         1. Broker-dealers, banks and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

         2. Any group retirement, employee stock, bonus, pension or profit-sharing plans.

         3. Persons who purchase shares as part of an investment only placement in a 529 College Savings Plan.

         4. Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to ..25% of sales of the Fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank group
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $1,000 and maximum $250,000 for initial investments and a minimum of $50 and maximum $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders there is a $50 minimum investment requirement for subsequent investments in the fund. There is no minimum subsequent investment requirement for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Investments Individual Retirement Account (IRA), DWS Simplified Profit Sharing and Money Purchase Pension Plans, DWS Investments 401(k) and DWS Investments 403(b) Plan holders), members of FINRA, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors
Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund's Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which the Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

An Automatic Withdrawal Plan request form can be obtained by calling 1-800-728-3337.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A redeeming shareholder who receives such securities will be subject to federal income tax in the same manner as if a cash distribution had been received. A shareholder may incur transaction expenses in converting these securities to cash.

Checkwriting. All new investors and existing shareholders who apply to State Street Bank and Trust Company for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund's book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Fund pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each Fund, DWS Investments Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the Checkwriting procedure.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund -- Investment Class, NY Tax-Free Money Fund -- Investment Class, Money Market Fund -- Investment Class, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Tax-Exempt California Money Market Fund, Cash Account Trust and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DIDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California.

Shareholders must obtain prospectus(es) of the fund they are exchanging into from dealers, other firms or DIDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above and are taxable transactions for federal income tax purposes.

                                    DIVIDENDS

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid by the Fund), which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal income taxes for which certain shareholders may then be able to claim a credit against their federal income tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to distribute dividends from its net investment income, excluding short-term capital gains, annually. The Fund intends to distribute net realized short-term and long-term capital gains after utilization of capital loss carryforwards, if any, annually to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of the same class of the Fund if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same class of the Fund unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is made by a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions are taxable in the same manner, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary the foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Code.

                              FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

Federal Income Taxation. The Fund intends to qualify and to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each of its taxable years so that it will not be subject to federal income tax at the Fund level on net investment income and net capital gain that it distributes to its shareholders. In order to qualify as a regulated investment company, the Fund must among other things:

(a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income from interests in qualified publicly traded partnerships (as defined below);

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -- generally, taxable investment income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested
         (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. In addition, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (a) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its gross income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a regulated investment company for federal income tax purposes, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions, however, would be eligible (a) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (b) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Distributions from the Fund. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund (or underlying fund) owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund (or underlying fund) owned for more than one year and that are properly designated by the Fund (or underlying fund) as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund (or underlying fund) owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the amount of cash the shareholders could have received. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gain.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2010.

In order for some portion of the dividends received by the Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to the stocks in its portfolio generating such dividend income and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the investment interest limitation, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. If the Fund receives dividends from an Underlying DWS Fund that qualifies as a regulated investment company and the Underlying DWS Fund designates such dividends as qualified dividend income, then the Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the Fund meets the required holding period and other requirements with respect to shares of the Underlying DWS Fund.

The Fund's transactions, if any, in forward contracts, options, futures contracts and hedged investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer the Fund's losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of income and excise taxes.

Under the Code, gains and losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Special federal income tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of such investment on their particular tax situation.

Dividends from domestic corporations may comprise a substantial part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Fund-of-Funds Structure. The use of a fund-of-funds structure could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders. Because the Fund will invest a large portion of its assets in shares of the Underlying DWS Funds, its distributable income and gains will normally consist largely of distributions from the Underlying DWS Funds and gains and losses on the disposition of shares of Underlying DWS Funds. To the extent that an Underlying DWS Fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its shares of those losses (so as to offset distributions of net income or capital gains from other Underlying DWS Funds) until it disposes of shares of such Underlying DWS Fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of Underlying DWS Fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying DWS Fund). As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying DWS Funds, rather than investing in shares of the Underlying DWS Funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying DWS Funds.

Some of the Underlying DWS Funds may invest in debt securities that are issued at a discount. Although the funds will not actually receive interest payments on these securities, a fund will be required to include in its net investment income a portion of the excess of the face value of such securities over their issue price ("original issue discount") for each year that a fund holds such securities. To obtain cash in order to distribute such original issue discount to its shareholders, a fund may have to dispose of other securities at a time when it might otherwise have continued to hold them. Distributions of amounts representing original issue discount are taxable as ordinary income and will not constitute qualified dividend income.

Some of the Underlying DWS Funds may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If an Underlying DWS Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Underlying DWS Fund elects to include the market discount in income as it accrues.

Depending on the Fund's percentage ownership in an Underlying DWS Fund both before and after a redemption of Underlying DWS Fund shares, the Fund's redemption of shares of such Underlying DWS Fund may cause the Fund to be treated as receiving a dividend taxable as ordinary income (although possibly eligible for qualified dividend income treatment) on the full amount of the distribution instead of receiving capital gain income on the shares of the Underlying DWS Fund. This would be the case where the Fund holds a significant interest in an Underlying DWS Fund and redeems only a small portion of such interest.

Transactions in Fund Shares. The sale, exchange or redemption of shares of the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of the Fund will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. Under current law, a fund of funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. A fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an Underlying DWS Fund do not contribute to this 50% threshold. As a result, the Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be required to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

REITs. An underlying fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under a notice issued by the IRS, a portion of the underlying fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. The notice provides that excess inclusion income of a regulated investment company, such as the Fund or an underlying fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Passive Foreign Investment Companies. Direct equity investments by an Underlying DWS Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Underlying DWS Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, such fund may elect to avoid the imposition of that tax. For example, the fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. Such fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments (including when it is not advantageous to do so) to meet the distribution requirements of the Code, which also may accelerate the recognition of gain and affect the fund's total return. The Fund will not be entitled to make such elections with respect to indirect investments; rather, an Underlying DWS Fund investing in a PFIC would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Other Federal Income Tax Considerations. Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

The Fund may be required to withhold US federal income tax on distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified (or when the Fund is notified) by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

Under certain circumstances, shareholders of the Fund may exchange their shares for shares of the same class of certain other funds (the "reinvested shares"). If a shareholder (other than tax-exempt accounts) makes such an exchange, the shareholder will recognize a capital gain or loss for federal income tax purposes measured by the difference between the value of the reinvested shares and the basis of the exchanged shares. Upon the exchange of shares that were purchased subject to a sales charge and held for less than 91 days, the lesser of (i) the sales charge incurred on the exchanged shares or (ii) the sales charge waived on the reinvested shares is included in the basis of the reinvested shares and is not included in the basis of the exchanged shares.

Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Non-US Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "US person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from US-source interest income that would not be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Fund does not intend to designate distributions as interest-related dividends or as short-term capital gain dividends.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

The net asset value of each Underlying DWS Fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such Underlying DWS Fund. Shares of each Underlying DWS Fund in which the Fund may invest are valued at the net asset value per share of each Underlying DWS Fund as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The net asset value per share of the Underlying DWS Funds will be calculated and reported to the Fund by each Underlying DWS Fund's accounting agent. Short-term securities with a remaining maturity of sixty days or less are valued by the amortized cost method.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           133
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics,
                                  Bentley College; Trustee, Southwest Florida
                                  Community Foundation (charitable organization); former
                                  Directorships: Investment Company Institute (audit,
                                  executive, nominating committees) and Independent
                                  Directors Council (governance, executive committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               133
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            133
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               133
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum
                                  of Science; Public Radio International; former
                                  Directorships: American Public Television;
                                  Concord Academy; New England Aquarium; Mass.
                                  Corporation for Educational Telecommunications;
                                  Committee for Economic Development; Public Broadcasting
                                  Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           133
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           133
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         133
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Managing Director, Diamond Management & Technology                    133
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             133
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee,
                                  Pro Publica (2007-present) (charitable
                                  organization); formerly: Executive Vice
                                  President, The Glenmede Trust Company
                                  (investment trust and wealth management) (1983
                                  to 2004); Board Member, Investor Education
                                  (charitable organization) (2004-2005);
                                  Director, Viasys Health Care(3) (January
                                  2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            133
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               133
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         136
Board Member since 1999           firm) (1983 to present)
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              133
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Investments;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of
                                  Deutsche Bank in Germany (1997-1999); various
                                  strategic and operational positions for
                                  Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment
                                  funds, tax driven instruments and asset
                                  management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(6)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position    Business Experience and
 with the Trust and Length of
 Time Served(7)                   Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(10) (1963)   Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(10)  (1962)     Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(10) (1972)         Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(10) (1962)          Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(10)       Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1) The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2) Represents the year in which Ms. Driscoll was first appointed Chairperson of certain DWS funds.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Fund.

(5)      Executive title, not a board directorship.

(6) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(7) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address:  345 Park Avenue, New York, New York 10154.

(9)      Address: One Beacon Street, Boston, Massachusetts 02108.

(10)     Address:  280 Park Avenue, New York, New York 10017.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Investments Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund's accounting and financial reporting policies and procedures, (3) the Fund's compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2007, the Audit Committee of the Fund's Board held eight (8) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2007, the Nominating and Governance Committee of the Fund's Board performed similar functions and held six (6) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Fund's financial arrangements with DIMA and its affiliates, and (b) the Fund's expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg. During the calendar year 2007, the Contract Review Committee of the Fund's Board performed similar functions and held two (2) meetings.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those Funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight Committee of the Fund's Board performed similar functions and held five (5) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those Fund that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year 2007, the Fixed-Income Oversight Committee of the Fund's Board performed similar functions and held five (5) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Fund's marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Fund. The Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Fund's securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Fund's Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2007, the Expenses/Operations Committee and Valuation Committee performed similar functions and each held six (6) meetings and zero (0) meetings (the Fund commenced operations on _______, 2008), respectively.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods.

                                       Aggregate Compensation          Total Compensation
                                    from DWS Select Alternative           from Fund and
  Name of Board Member                  Allocation Fund(6)             DWS Fund Complex(1)
  --------------------                  ------------------             -------------------

  John W. Ballantine                             $                            $215,000
  Henry P. Becton, Jr.(2)                        $                            $200,000
  Dawn-Marie Driscoll(2)(3)                      $                            $253,000
  Keith R. Fox(2)                                $                            $203,000
  Paul K. Freeman(4)                             $                            $265,000
  Kenneth C. Froewiss(2)                         $                            $200,000
  Richard J. Herring(2)                          $                            $195,000
  William McClayton(5)                           $                            $205,000
  Rebecca W. Rimel(2)                            $                            $194,000
  William N. Searcy, Jr.(2)                      $                            $200,000
  Jean Gleason Stromberg(2)                      $                            $189,000
  Robert H. Wadsworth                            $                            $245,250

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Fund's direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for Ms. Stromberg. These meeting fees were borne by the Advisor.

(3) Includes $50,000 in annual retainer fees received by Ms. Driscoll as Chairperson of certain DWS funds.

(4) Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of certain DWS funds.

(5) Does not include $15,000 to be paid to Mr. McClayton in calendar year 2008 for numerous special meetings of an ad hoc committee of the former Chicago Board in connection with board consolidation initiatives.

(6)      The Fund commenced operations on ___________, 2008.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS fund complex as of December 31, 2007.

                                               Dollar Range of                Aggregate Dollar Range of
                                             Beneficial Ownership        Ownership in all Funds Overseen by
                                          in DWS Select Alternative                 Board Member
Board Member                                   Allocation Fund               in the DWS Fund Complex(1)
------------                                   ---------------               --------------------------

Independent Board Member:
-------------------------

John W. Ballantine                                   None                              Over $100,000
Henry P. Becton, Jr.                                 None                              Over $100,000
Dawn-Marie Driscoll                                  None                              Over $100,000
Keith R. Fox                                         None                              Over $100,000
Paul K. Freeman                                      None                              Over $100,000
Kenneth C. Froewiss                                  None                              Over $100,000
Richard J. Herring                                   None                              Over $100,000
William McClayton                                    None                              Over $100,000
Rebecca W. Rimel                                     None                              Over $100,000
William N. Searcy, Jr.                               None                              Over $100,000
Jean Gleason Stromberg                               None                              Over $100,000
Robert H. Wadsworth                                  None                              Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                                       None                              Over $100,000

(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As the Fund commenced operations on __________, 2008, as of _______, 2008, the Board Members and officers of the Trust, as a group, did not own outstanding shares of the Fund.

As the Fund commenced operations on _________, 2008, to the best of the Fund's knowledge, as of _________, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustees to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                               TRUST ORGANIZATION

Organizational Description

DWS Select Alternative Allocation Fund is a series of DWS Equity Trust, a Massachusetts business trust established under a Declaration of Trust dated January 6, 1998, as amended ("Declaration of Trust"). The Trust's authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value; all of which have equal rights as to voting, dividends and liquidation. The Trust is comprised of the following funds: (i) DWS Select Alternative Allocation Fund, organized in ______, 2008, consists of an unlimited number of shares divided into four classes: Class A, Class C, Institutional Class and Class S; (ii) DWS Alternative Asset Allocation Plus Fund, organized in July 2007, consists of an unlimited number of shares divided into four classes:
Class A, Class C, Institutional Class and Class S; (iii) DWS Disciplined Long/Short Growth Fund and DWS Disciplined Long/Short Value Fund, organized in October 2006, consist of an unlimited number of shares divided into four classes: Class A, Class C, Institutional Class and Class S; (iv) DWS Disciplined Market Neutral Fund, organized in October 2006, consists of an unlimited number of shares divided into four classes: Class A, Class C, Class S and Institutional Class; and (v) DWS Core Plus Allocation Fund, organized in July 2006, consists of an unlimited number of shares and divided into four classes: Class A, Class C, Class S and Institutional Class. The Trustees have the authority to create additional portfolios of the Trust. To the extent that the Funds offer additional share classes, these classes will be offered in a separate prospectus and have different fees, requirements and services.

The Trustees have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Trustees also may authorize the division of shares of the Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval.

The Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust, as amended, ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trust's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the mater voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust's portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

Because the Fund has not commenced operations as of the date of this SAI, no financial statements are available.

                             ADDITIONAL INFORMATION

The CUSIP number of the class of the Fund offered herein is:

DWS Select Alternative Allocation Fund Class S:

DWS Select Alternative Allocation Fund has a fiscal year ending [         ].

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's Prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.




                                    APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper --medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                DWS EQUITY TRUST

                            PART C. OTHER INFORMATION

Item 23.        Exhibits
--------        --------

                (a)(1)                      Declaration of Trust dated January 6, 1998 is incorporated by reference to
                                            Pre-Effective Amendment No. 1 to the Registration Statement.

                (a)(2)                      Certificate of Amendment of Declaration of Trust dated November 29, 2000 is incorporated by reference to Post-Effective Amendment No. 12 to the
                                            Registration Statement.

                (a)(3)                      Certificate of Amendment of Declaration of Trust dated May 23, 2001 is incorporated by reference to Post-Effective Amendment No. 7 to the
                                            Registration Statement.

                (a)(4)                      Certificate of Amendment of Declaration of Trust dated February 6, 2006 is incorporated by reference to Post-Effective Amendment No. 16 to the
                                            Registration Statement.

                (a)(5)                      Amended and Restated Establishment and Designation of Series of Shares of
                                            Beneficial Interest, dated September 22, 2006, is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.

                (a)(6)                      Amended and Restated Establishment and Designation of Series of Shares of
                                            Beneficial Interest on behalf of DWS Core Plus Income Fund, dated August 15,
                                            2006, is incorporated by reference to Post-Effective Amendment No. 21 to the
                                            Registration Statement.

                (a)(7)                      Amended and Restated Establishment and Designation of Series of Shares of
                                            Beneficial Interest, dated July 18, 2007, is incorporated by reference to
                                            Post-Effective Amendment No. 25 to the Registration Statement.

                (a)(8)                      Amended and Restated Establishment and Designation of Classes of Shares of
                                            Beneficial Interest, on behalf of DWS Alternative Asset Allocation Plus
                                            Fund, dated July 18, 2007, is incorporated by reference to Post-Effective
                                            Amendment No. 25 to the Registration Statement.

                (a)(9)                      Amended and Restated Establishment and Designation of Classes of Shares of
                                            Beneficial Interest, on behalf of DWS Disciplined Market Neutral Fund, DWS
                                            Disciplined Long/Short Value Fund and DWS Disciplined Long/Short Growth
                                            Fund, dated September 22, 2006, is incorporated by reference to
                                            Post-Effective Amendment No. 26 to the Registration Statement.

                (a)(10)                     Amended and Restated Establishment and Designation of Series of Shares of
                                            Beneficial Interest, dated August 15, 2006, is incorporated by reference to
                                            Post-Effective Amendment No. 27 to the Registration Statement.

                (a)(11)                     Amended and Restated Establishment and Designation of Series of Shares of
                                            Beneficial Interest, dated September 22, 2006, is incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.

                (b)(1)                      By-laws of DWS Equity Trust dated as of April 1, 2008 are incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.

                (c)                         Inapplicable.



                                       3

                (d)(1)                      Investment Management Agreement between the Registrant, on behalf of DWS
                                            Core Plus Allocation Fund, DWS Disciplined Market Neutral Fund, DWS
                                            Disciplined Long/Short Growth Fund and DWS Disciplined Long/Short Growth
                                            Fund, and Deutsche Investment Management Americas Inc., dated August 15,
                                            2006, is incorporated by reference to Post-Effective Amendment No. 21 to the
                                            Registration Statement.

                (d)(2)                      Investment Management Agreement between the Registrant, on behalf of DWS
                                            Select Alternative Allocation Fund, to be filed by amendment.

                (e)(1)                      Underwriting and Distribution Services Agreement between the Registrant and
                                            Scudder Distributors, Inc., dated April 5, 2002 is incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement.

                (f)                         Inapplicable.

                (g)(1)                      Master Custodian Agreement between the Registrant and State Street Bank and
                                            Trust Company dated April 1, 2007 is incorporated by reference to
                                            Post-Effective Amendment No. 29 to the Registration Statement.

                (h)(1)                      Agency Agreement between the Registrant and Kemper Service Company dated
                                            March 2, 1998 is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement.

                (h)(2)                      Supplement to Agency Agreement dated January 1, 1999 is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement.

                (h)(3)                      Amendment No.1 to the Agency Agreement between the Registrant and Scudder
                                            Investments Service Company, dated July 24, 2002, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement.

                (h)(4)                      Letters of Indemnity to the Scudder Funds dated September 10, 2004 is incorporated by reference to Post-Effective Amendment No. 14 to the
                                            Registration Statement.

                (h)(5)                      Administrative Services Agreement between the Registrant and Deutsche
                                            Investment Management Americas Inc., dated July 31, 2007 is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.

                (h)(6)                      First Amendment to Agency Agreement between the Registrant and Scudder
                                            Investments Service Company, dated January 15, 2003, is incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement.

                (h)(7)                      Second Amendment to Agency Agreement between the Registrant and DWS Scudder
                                            Investments Service Company, dated March 13, 2006, is incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement.

                (h)(8)                      Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between DWS
                                            Scudder Distributors, Inc. and certain financial intermediaries (Filed herein.)



                                       4

                (h)(9)                      Form of Expense Limitation Agreement, dated October 1, 2007, between the
                                            Registrant and Deutsche Investment Management Americas Inc. (Filed herein).

                (i)                         Legal Opinion and Consent of Counsel in regards to DWS Core Plus Allocation
                                            Fund is incorporated by reference to Post-Effective Amendment No. 19 to the
                                            Registration Statement.

                (i)(1)                      Legal Opinion and Consent of Counsel in regards to DWS Disciplined Market
                                            Neutral Fund is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.

                (i)(2)                      Legal Opinion and Consent of Counsel in regards to DWS Disciplined
                                            Long/Short Growth Fund is incorporated by reference to Post-Effective
                                            Amendment No. 23 to the Registration Statement.

                (i)(3)                      Legal Opinion and Consent of Counsel in regards to DWS Disciplined
                                            Long/Short Value Fund is incorporated by reference to Post-Effective
                                            Amendment No. 23 to the Registration Statement.

                (i)(4)                      Legal Opinion and Consent of Counsel in regards to DWS Alternative Asset
                                            Allocation Plus Fund is incorporated by reference to Post-Effective
                                            Amendment No. 25 to the Registration Statement.

                (i)(5)                      Legal Opinion and Consent of Counsel in regards to DWS Select Alternative
                                            Allocation Fund, to be filed by amendment.

                (j)                         Inapplicable.

                (k)                         Inapplicable.

                (l)                         Inapplicable.

                (m)(1)                      Rule 12b-1 Plan for DWS Core Plus Allocation Fund - Class A is incorporated by reference to Post-Effective Amendment No. 24 to the Registration
                                            Statement.

                (m)(2)                      Rule 12b-1 Plan for DWS Core Plus Allocation Fund - Class C is incorporated by reference to Post-Effective Amendment No. 24 the Registration Statement.

                (m)(3)                      Rule 12b-1 Plan for DWS Disciplined Market Neutral Fund - Class A, is
                                            incorporated by reference to Post-Effective Amendment No. 26 to the
                                            Registration Statement.

                (m)(4)                      Rule 12b-1 Plan for DWS Disciplined Market Neutral Fund - Class C, is
                                            incorporated by reference to Post-Effective Amendment No. 26 to the
                                            Registration Statement.

                (m)(5)                      Rule 12b-1 Plan for DWS Disciplined Long/Short Growth Fund - Class A, is
                                            incorporated by reference to Post-Effective Amendment No. 26 to the
                                            Registration Statement.

                (m)(6)                      Rule 12b-1 Plan for DWS Disciplined Long/Short Growth Fund - Class C, is
                                            incorporated by reference to Post-Effective Amendment No. 26 to the
                                            Registration Statement.



                                       5

                (m)(7)                      Rule 12b-1 Plan for DWS Disciplined Long/Short Value Fund - Class A, is
                                            incorporated by reference to Post-Effective Amendment No. 26 to the
                                            Registration Statement.

                (m)(8)                      Rule 12b-1 Plan for DWS Disciplined Long/Short Value Fund - Class C, is
                                            incorporated by reference to Post-Effective Amendment No. 26 to the
                                            Registration Statement.

                (m)(9)                      Rule 12b-1 Plan for DWS Alternative Asset Allocation Plus Fund - Class A, is
                                            incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.

                (m)(10)                     Rule 12b-1 Plan for DWS Alternative Asset Allocation Plus Fund - Class C, is
                                            incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.

                (m)(11)                     Rule 12b-1 Plan for DWS Select Alternative Allocation Fund - Class A to be
                                            filed by amendment.

                (m)(12)                     Rule 12b-1 Plan for DWS Select Alternative Allocation Fund - Class C to be
                                            filed by amendment.

                (n)                         Amended and Restated Multi-Distribution System Plan (Rule 18f-3 Plan), dated
                                            November 20, 2002, is incorporated by reference to Post-Effective Amendment
                                            No. 13 to the Registration Statement.

                (p)(1)                      Code of Ethics for Deutsche Asset Management - U.S., dated January 1, 2008 is incorporated by reference to Post-Effective Amendment No. 29 to the
                                            Registration Statement.

                (p)(2)                      Consolidated  Fund Code of Ethics (All Funds) is incorporated by reference to
                                            Post-Effective Amendment No. 16 to the Registration Statement.

Item 24.          Persons Controlled by or under Common Control with Fund
--------          -------------------------------------------------------

                  None

Item 25.          Indemnification
--------          ---------------

                  Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and Trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended (the "1940 Act") and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  Each of the Trustees who is not an "interested person" (as defined under 1940 Act) of Registrant (a "Non-interested Trustee") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the 1940 Act, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

                  On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

                  Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

                  In recognition of its undertaking to indemnify the Registrant, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement, including without limitation:

                  1. all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

                  2. all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                  3. any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Non-interested Trustees or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

                  4. any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DIMA will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DIMA and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

                  5. all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

                  DIMA is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeAM has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DIMA.

Item 26.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

                  During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.          Principal Underwriters
--------          ----------------------

                  (a)

                  DWS Investments Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies other funds managed by Deutsche Investment Management Americas Inc.

                  (b)

                  Information on the officers and directors of DWS Investments Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                             (2)                                  (3)
          DWS Investments
          Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Investments Distributors, Inc.       Offices with Registrant
          ----------------               ----------------------------------       -----------------------

         Philipp Hensler                Director, Chairman of the Board and       None
         345 Park Avenue                CEO
         New York, NY 10154

         Michael Colon                  Director and Chief Operating Officer      None
         345 Park Avenue
         New York, NY 10154

         Thomas Winnick                 Director and President                    None
         345 Park Avenue
         New York, NY 10154

         Cliff Goldstein                Chief Financial Officer and Treasurer     None
         100 Plaza One
         Jersey City, NJ 07311

         Robert Froehlich               Vice President                            None
         222 South Riverside Plaza
         Chicago, IL 60606

         Paul Schubert                  Vice President                            Chief Financial Officer
         345 Park Avenue                                                          and Treasurer
         New York, NY 10154

         Mark Perrelli                  Vice President                            None
         345 Park Avenue
         New York, NY 10154

         Donna White                    Chief Compliance Officer                  None
         280 Park Avenue
         New York, NY 10017

         Jason Vazquez                  Vice President and AML Compliance         Anti-Money Laundering
         280 Park Avenue                Officer                                   Compliance Officer
         New York, NY 10017

         Caroline Pearson               Secretary                                 Assistant Secretary
         One Beacon Street
         Boston, MA 02108

         Philip J. Collora              Assistant Secretary                       None
         222 South Riverside Plaza
         Chicago, IL 60606



                                       9

                      (1)                             (2)                                  (3)
          DWS Investments
          Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Investments Distributors, Inc.       Offices with Registrant
          ----------------               ----------------------------------       -----------------------
         Anjie LaRocca                  Assistant Secretary                       None
         280 Park Avenue
         New York, NY 10017

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Deutsche Investment Management Americas Inc., 222 South Riverside Plaza, Chicago, IL 60606. Records relating to the duties of the Registrant's custodian are maintained by State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171. Records relating to the duties of the Registrant's transfer agent are maintained by DWS Investments Service Company ("DISC"), 210 West 10th Street, Kansas City, Missouri 64105, or at the offices of DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105, the sub-transfer agent for the Registrant.

Item 29.          Management Services
--------          -------------------

                  Inapplicable.

Item 30.          Undertakings
--------          ------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 28th day of July 2008.

                                       DWS EQUITY TRUST

                                       By:  /s/Michael G. Clark
                                            ------------------------
                                       Michael G. Clark

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

 SIGNATURE                                  TITLE                                        DATE
 ---------                                  -----                                        ----

 /s/Michael G. Clark
 -------------------------------------
 Michael G. Clark                           President                                    July 28, 2008

 /s/Paul H. Schubert
 -------------------------------------
 Paul H. Schubert                           Chief Financial Officer and Treasurer        July 28, 2008

 /s/John W. Ballantine
 -------------------------------------
 John W. Ballantine*                        Trustee                                      July 28, 2008

 /s/Henry P. Becton, Jr.
 -------------------------------------
 Henry P. Becton, Jr.*                      Trustee                                      July 28, 2008

  /s/Dawn-Marie Driscoll
 -------------------------------------
 Dawn-Marie Driscoll*                       Chairperson and Trustee                      July 28, 2008

 /s/Keith R. Fox
 -------------------------------------
 Keith R. Fox*                              Trustee                                      July 28, 2008

 /s/Paul K. Freeman
 -------------------------------------
 Paul K. Freeman*                           Vice Chairperson and Trustee                 July 28, 2008

 /s/Kenneth C. Froewiss
 -------------------------------------
 Kenneth C. Froewiss*                       Trustee                                      July 28, 2008

 /s/Richard J. Herring
 -------------------------------------
 Richard J. Herring*                        Trustee                                      July 28, 2008

 /s/William McClayton
 -------------------------------------
 William McClayton*                         Trustee                                      July 28, 2008

 /s/Rebecca W. Rimel
 -------------------------------------
 Rebecca W. Rimel*                          Trustee                                      July 28, 2008

 /s/William N. Searcy, Jr.
 -------------------------------------
 William N. Searcy, Jr.*                    Trustee                                      July 28, 2008

 /s/Jean Gleason Stromberg
 -------------------------------------


 SIGNATURE                                  TITLE                                        DATE
 ---------                                  -----                                        ----

 Jean Gleason Stromberg*                    Trustee                                      July 28, 2008

 /s/Robert H. Wadsworth
 -------------------------------------
 Robert H. Wadsworth*                       Trustee                                      July 28, 2008

 /s/Axel Schwarzer
 -------------------------------------
 Axel Schwarzer*                            Trustee                                      July 28, 2008

*By:     /s/Caroline Pearson
         -----------------------------
         Caroline Pearson**
         Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney as contained in and incorporated by reference to Post Effective Amendment No. 29 to the Registration Statement.

                                                              File No. 333-43815
                                                              File No. 811-08599


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 30
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 31

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                                DWS EQUITY TRUST

                                DWS EQUITY TRUST

                                  EXHIBIT INDEX
                                  -------------

                                     (h)(8)

                                     (h)(9)




                                       12